UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

Boston Trust Walden Funds

(Exact name of registrant as specified in charter)

One Beacon Street, Boston MA	02108
(Address of principal executive offices)	(Zip code)

4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-282-8782

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

Annual Report

December 31, 2021

Boston Trust Asset Management Fund	Boston Trust Walden Balanced Fund
Boston Trust Equity Fund	Boston Trust Walden Equity Fund
Boston Trust Midcap Fund	Boston Trust Walden Midcap Fund
Boston Trust SMID Cap Fund	Boston Trust Walden SMID Cap Fund
Boston Trust Walden Small Cap Fund
Boston Trust Walden International Equity Fund

Table of Contents	Annual Report
December 31, 2021

Boston Trust Asset Management Fund
Manager Commentary	2
Investment Performance	3
Schedule of Portfolio Investments	8
Financial Statements	10
Financial Highlights	12

Boston Trust Equity Fund
Manager Commentary	2
Investment Performance	3
Schedule of Portfolio Investments	13
Financial Statements	14
Financial Highlights	16

Boston Trust Midcap Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust SMID Cap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Annual ESG Report	25

Boston Trust Walden Balanced Fund
Manager Commentary	26
Investment Performance	27
Schedule of Portfolio Investments	36
Financial Statements	39
Financial Highlights	41

Boston Trust Walden Equity Fund
Manager Commentary	26
Investment Performance	27
Schedule of Portfolio Investments	42
Financial Statements	43
Financial Highlights	45

Boston Trust Walden Midcap Fund
Manager Commentary	28
Investment Performance	29
Schedule of Portfolio Investments	46
Financial Statements	47
Financial Highlights	49

Boston Trust Walden SMID Cap Fund
Manager Commentary	30
Investment Performance	31
Schedule of Portfolio Investments	50
Financial Statements	51
Financial Highlights	53

Boston Trust Walden Small Cap Fund
Manager Commentary	32
Investment Performance	33
Schedule of Portfolio Investments	54
Financial Statements	55
Financial Highlights	57

Boston Trust Walden International Equity Fund
Manager Commentary	34
Investment Performance	35
Schedule of Portfolio Investments	58
Financial Statements	60
Financial Highlights	62

Notes to the Financial Statements	63
Report of Independent Registered Public Accounting Firm	71
Supplementary Information	72
Investment Adviser Contract Approval	78
Information about Trustees and Officers	80

Boston Trust Walden Inc., a subsidiary of Boston Trust Walden Company, serves as investment adviser (the “Adviser”) to the Boston Trust Walden Funds and receives a fee for its services. Boston Trust Walden Company provides certain administrative, operational, and investment support functions for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by Boston Trust Walden Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Financial Services, LLC.

The foregoing information and opinions are for general information only. The Boston Trust Walden Funds and Boston Trust Walden Company do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice. Portfolio composition is as of December 31, 2021 and is subject to change without notice.

The Boston Trust Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

1

Boston Trust Asset Management Fund

Boston Trust Equity Fund

December 31, 2021

Amy Crandall Kaser, CFP®

Co-Portfolio Manager

Jason T. O’Connell, CFA, CAIA, CFP®

Co-Portfolio Manager

Boston Trust Walden Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Stocks posted a robust year of performance in 2021, with the return on the S&P 500 Total Return Index (“S&P 500”) totaling 28.71%. In the fourth quarter alone, stocks rallied 11.03%. We believe stronger than expected corporate profit growth was the primary driver of the past year’s stock market gains. Full year profit growth for the S&P 500 is now estimated to have reached roughly 50%, or more than ten percentage points ahead of where consensus estimates stood at the beginning of the calendar year. In contrast to stock performance, bond prices fell during the year given a modest rise in interest rates. The broad-based Bloomberg Government Credit Bond Index fell by 1.75% in 2021.

We are pleased to report that Boston Trust Asset Management Fund returned 9.83% for the fourth quarter and 21.65% for the calendar year, closing the year at $67.46 — a new quarter- and year-end high and only the fourth calendar year in the fund’s twenty-six-year history that returns have exceeded 20%. The Boston Trust Equity Fund posted a total return of 12.44% for the fourth quarter of 2021, and 29.77% for the 12-month period ended December 31, 2021. Throughout the year, the Boston Trust Asset Management Fund’s performance benefited from our decision to keep the allocation to stocks near the policy limit of 80% of total market value. Performance for both Funds also benefited from our longstanding discipline of owning stocks of companies that we judge to be reasonably valued and that have a history of consistent profitability and above average financial characteristics. Stated differently, the Funds avoided the downdraft in the speculatively valued areas of the market. The Boston Trust Asset Management Fund’s fixed income holdings also performed comparatively well due to our decision to focus on bonds with shorter-than-index maturities, which did not decline as much as interest rates increased.

Looking into 2022, we remain optimistic that the economy will continue to grow at an above average rate and that corporations will participate in the expansion, resulting in rising profits and cash flows. In most prior periods, this background has led to higher stock prices. We do not believe the outcome will be different this time, which is the primary reason we have kept the Boston Trust Asset Management Fund’s equity allocation near the upper end of the Fund’s long term 40 – 80% policy range. Yet we are aware that the current economic situation is not typical due to the uncertainty associated with the COVID-19 pandemic, the prospect of rising interest rates in 2022, and the fact that stocks are only fairly valued when compared to the paltry returns available in bonds and money market instruments.

At this time, we view the combination of the above factors to be good reasons for more caution rather than justification to become more defensive. The primary reason for our continued optimism is our expectation that corporate profits and cash flows will continue to increase through 2022. Our confidence in the stock market outlook would decline if corporate profit trends deteriorate. An acceleration in the inflation rate rather than the expected moderation from the pace of recent months would also concern us. Continued high inflation rates will erode consumer purchasing power and are likely to lead to a more severe shift in monetary policy by the Federal Reserve. Through the year ahead, we also believe that concentrating on high quality companies with sustainable business models that trade at reasonable valuations will remain critical, as it was during the latter period of 2021.

As we begin a new year, none of us know if another exogenous event may develop in 2022, or the actual business and political paths that lie ahead. With most stock indices at or near record highs, however, it is reasonable to assume that investors generally expect broad-based economic improvement through the year, with the adverse impact of the pandemic effectively behind us by next summer or fall. Strong gains in overall corporate profits, with continued low inflation and near-zero interest rates, also appear to be embedded in current aggregate stock values. Stocks generally are not undervalued at this time by virtually any traditional metric, but history suggests that overall equity values are likely to continue to trend higher in an environment of rising employment, corporate profits, and overall gross domestic product1 , which we expect through the year. Despite our general optimism about trends in overall equity values, we prefer to continue to avoid the stocks of companies with extreme valuations and overly optimistic estimates of future business performance. In our experience, most of these newer companies will fail to achieve the business success embedded in current stock prices, disappointing their shareholders. Within the equity segment, we have focused instead on companies with a long history of profitability and business models that are tested against the usual competitive forces that surface eventually in every industry.*

*	Portfolio composition is subject to change.

[1]	The Gross Domestic Product (GDP) is the value of goods and services produced in a given country in a given year.

2

Investment Performance (Unaudited)	Boston Trust Asset Management Fund
Boston Trust Equity Fund
December 31, 2021

	For the periods ended 12/31/21
	Average Annual Total Returns
							Since	Since
							Inception	Inception
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	(12/1/95)	(10/1/03)
Boston Trust Asset Management Fund	21.65%	18.17%	13.54%	11.59%	9.05%	8.44%	8.87%	—
Boston Trust Equity Fund	29.77%	25.11%	18.15%	14.89%	10.65%	—	—	10.54%
S&P 500 Total Return Index	28.71%	26.07%	18.47%	16.55%	10.66%	9.52%	10.27%	11.03%
Bloomberg U.S. Government/Credit Bond Index	-1.75%	5.50%	3.99%	3.13%	4.26%	4.49%	5.01%	4.06%
FTSE 3-Month U.S. Treasury Bill Index	0.05%	0.96%	1.11%	0.60%	0.85%	1.23%	2.11%	1.20%

Hypothetical Growth of a $100,000 Investment

The above charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Total Return Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Bloomberg U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg U.S. Government/Credit Bond Index is a component of the Bloomberg U.S. Aggregate Bond Index. The FTSE 3- Month U.S. T-Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Asset Management Fund

Fund Net Asset Value:	$67.46
Gross Expense Ratio[1]:	0.88%

Boston Trust Equity Fund

Fund Net Asset Value:	$41.55
Gross Expense Ratio[1]:	0.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

1 The Gross Expense Ratio is from each Fund’s prospectus dated May 1, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of December 31, 2021 can be found in the financial highlights included in this report.

3

Boston Trust Midcap Fund

December 31, 2021

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Co-Portfolio Manager

Mark Zagata, CFA

Co-Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“mid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid cap funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Boston Trust Midcap Fund returned 24.81% in calendar year 2021, outpacing the Russell Midcap® Index by more than 2%.

Our analysis of the year suggests a clear benefit from owning higher quality companies: profitable companies significantly outperformed loss-makers 1 (which make up nearly 11% of the Russell Midcap® Index by weight); more stable stocks outperformed more volatile peers; and companies with stronger balance sheets outperformed those with greater financial leverage. We also observed a benefit from favorable stock selection in the fourth quarter. In summary, our style and execution both contributed to outperformance.

Outlook

2021 Real US GDP grew 6% and estimates of 3-4% growth in 2022 indicate continued healthy economic strength. While we expect 2021’s high growth rate to moderate, we view the near-term prospects positively and see some indications of an increased likelihood of a sustained expansion. As we consider the several developments that are collectively fueling investors’ burgeoning economic confidence, it is difficult to overstate the importance of the COVID-19 vaccines currently in distribution throughout the globe. Furthermore, the prospects for continued fiscal and monetary stimuli remain powerful forces with the US Federal Reserve’s balance sheet now $8.8 trillion, or more than double its size just two years ago. Consumer balance sheets also remain healthy, and in the past 18-24 months, corporations have accessed liquidity through public capital markets at relatively favorable financing rates to fund ongoing operations.

Despite the encouraging outlook, as always, we remain vigilant for risks. Among the most pressing are segments of the market that continue to exhibit elevated valuations, geopolitical risks that threaten global trade, and the potential for inflation to remain elevated longer term, thereby hampering corporate profitability for companies unable to pass along higher input prices. We remain focused on identifying and investing in a diversified portfolio of high quality equity securities at reasonable valuations. We believe that this long-held discipline will allow the Fund to capitalize on our outlook for economic strength yet effectively navigate risks along the way, thereby achieving an attractive risk- adjusted return performance pattern over full market cycles.*

*	Portfolio composition is subject to change.
[1]	Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0.

4

Investment Performance (Unaudited)	Boston Trust Midcap Fund
December 31, 2021

	For the periods ended 12/31/21
	Average Annual Total Returns
					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	(9/24/07)
Boston Trust Midcap Fund[1]	24.81%	20.43%	15.16%	13.67%	10.74%
Russell MidCap Index	22.58%	23.29%	15.10%	14.91%	10.15%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Midcap Fund, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$24.96
Gross Expense Ratio[1]:	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

1 The Gross Expense Ratio is from the Fund’s prospectus dated May 1, 2021. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2022 and may be renewed thereafter. Additional information pertaining to the Fund’s expense ratio as of December 31, 2021 can be found in the financial highlights included in this report.

5

Boston Trust SMID Cap Fund

December 31, 2021

Kenneth P. Scott, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Co-Portfolio Manager

Leanne Moore

Co-Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization (“smid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Smid cap companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Boston Trust SMID Cap Fund returned 30.46% in calendar year 2021, outpacing the Russell 2500™ Index by more than 12%.

Our analysis of the year suggests a clear benefit from owning higher quality companies: profitable companies significantly outperformed loss-makers1; more stable stocks outperformed more volatile peers; and companies with steady organic growth outperformed slower and more speculative growth peers. Thus, we observed a benefit from our style that favors more reasonably valued stocks of higher quality companies.

Outlook

2021 Real US GDP grew 6% and estimates of 3-4% growth in 2022 indicate continued healthy economic strength. While we expect 2021’s high growth rate to moderate, we view the near-term prospects positively and see some indications of an increased likelihood of a sustained expansion. As we consider the several developments that are collectively fueling investors’ burgeoning economic confidence, it is difficult to overstate the importance of the COVID-19 vaccines currently in distribution throughout the globe. Furthermore, the prospects for continued fiscal and monetary stimuli remain powerful forces with the US Federal Reserve’s balance sheet now $8.8 trillion, or more than double its size just two years ago. Consumer balance sheets also remain healthy, and in the past 18-24 months, corporations have accessed liquidity through public capital markets at relatively favorable financing rates to fund ongoing operations.

Despite the encouraging outlook, as always, we remain vigilant for risks. Among the most pressing are segments of the market that continue to exhibit elevated valuations, geopolitical risks that threaten global trade, and the potential for inflation to remain elevated longer term, thereby hampering corporate profitability for companies unable to pass along higher input prices. We remain focused on identifying and investing in a diversified portfolio of high quality equity securities at reasonable valuations. We believe that this long-held discipline will allow the Fund to capitalize on our outlook for economic strength yet effectively navigate risks along the way, thereby achieving an attractive risk- adjusted return performance pattern over full market cycles.*

*	Portfolio composition is subject to change.
[1]	Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0.

6

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund
December 31, 2021

	For the periods ended 12/31/21
	Average Annual Total Returns
					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	(11/30/11)
Boston Trust SMID Cap Fund[1]	30.46%	21.42%	14.87%	13.47%	13.34%
Russell 2500 Index	18.18%	21.91%	13.75%	14.15%	14.05%

Hypothetical Growth of a $1,000,000 Investment

The above chart represents a 10-year hypothetical $1,000,000 investment in the Boston Trust SMID Cap Fund, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$24.32
Gross Expense Ratio[1]:	0.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

1	The Gross Expense Ratio is from the Fund’s prospectus dated May 1, 2021. The contractual fee limit under the Fund’s expense limitation agreement is 0.75% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2022 and may be renewed thereafter.r Additional information pertaining to the Fund’s expense ratio as of December 31, 2021 can be found in the financial highlights included in this report.

7

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (78.9%)
Communication Services (8.1%)
Alphabet, Inc., Class A (a)	2,000	5,794,080
Alphabet, Inc., Class C (a)	11,000	31,829,490
Comcast Corp., Class A	200,000	10,066,000
Meta Platforms, Inc., Class B (a)	20,000	6,727,000
Omnicom Group, Inc.	30,000	2,198,100
		56,614,670
Consumer Discretionary (7.7%)
Dollar General Corp.	17,500	4,127,025
Lowe’s Cos., Inc.	25,000	6,462,000
NIKE, Inc., Class B	102,500	17,083,675
O’Reilly Automotive, Inc. (a)	4,500	3,178,035
Ross Stores, Inc.	38,000	4,342,640
Starbucks Corp.	100,000	11,697,000
The Home Depot, Inc.	5,000	2,075,050
The TJX Cos., Inc.	70,000	5,314,400
		54,279,825
Consumer Staples (6.6%)
Church & Dwight Co., Inc.	50,000	5,125,000
Costco Wholesale Corp.	35,000	19,869,500
Diageo PLC, Sponsored ADR	25,000	5,503,500
McCormick & Co., Inc.	40,000	3,864,400
PepsiCo, Inc.	30,000	5,211,300
Sysco Corp.	35,000	2,749,250
The Procter & Gamble Co.	25,000	4,089,500
		46,412,450
Energy (1.5%)
Chevron Corp.	20,000	2,347,000
ConocoPhillips	25,000	1,804,500
Exxon Mobil Corp.	60,000	3,671,400
Schlumberger NV	100,000	2,995,000
		10,817,900
Financials (11.1%)
American Express Co.	30,000	4,908,000
Berkshire Hathaway, Inc., Class B (a)	22,500	6,727,500
Chubb Ltd.	20,000	3,866,200
Cincinnati Financial Corp.	60,000	6,835,800
Comerica, Inc.	20,000	1,740,000
FactSet Research Systems, Inc.	13,720	6,668,057
JPMorgan Chase & Co.	85,000	13,459,750
Moody’s Corp.	7,000	2,734,060
Northern Trust Corp.	50,000	5,980,500
State Street Corp.	10,000	930,000
T. Rowe Price Group, Inc.	55,000	10,815,200
The PNC Financial Services Group, Inc.	30,000	6,015,600
U.S. Bancorp	130,000	7,302,100
		77,982,767
Health Care (9.6%)
Becton, Dickinson & Co.	35,000	8,801,800
Dentsply Sirona, Inc.	50,000	2,789,500
Edwards Lifesciences Corp. (a)	105,000	13,602,750
Johnson & Johnson	50,000	8,553,500
Medtronic PLC	27,500	2,844,875
Merck & Co., Inc.	50,000	3,832,000
Mettler-Toledo International, Inc. (a)	5,000	8,486,050
Stryker Corp.	25,000	6,685,500
UnitedHealth Group, Inc.	17,500	8,787,450
Waters Corp. (a)	7,500	2,794,500
		67,177,925
Industrials (8.0%)
3M Co.	22,500	3,996,675
Donaldson Co., Inc.	50,000	2,963,000
Honeywell International, Inc.	15,000	3,127,650
Hubbell, Inc.	42,500	8,851,475
Illinois Tool Works, Inc.	25,400	6,268,720
Union Pacific Corp.	45,000	11,336,850
United Parcel Service, Inc., Class B	54,000	11,574,360
W.W. Grainger, Inc.	15,000	7,773,600
		55,892,330
Information Technology (24.2%)
Accenture PLC, Class A	62,000	25,702,100
Adobe, Inc. (a)	8,500	4,820,010
Apple, Inc.	251,000	44,570,070
Automatic Data Processing, Inc.	81,000	19,972,980
Cisco Systems, Inc.	65,000	4,119,050
Intuit, Inc.	5,500	3,537,710
Microsoft Corp.	130,000	43,721,600
Oracle Corp.	100,000	8,721,000
Visa, Inc., Class A	70,000	15,169,700
		170,334,220
Materials (1.2%)
Air Products & Chemicals, Inc.	15,000	4,563,900
AptarGroup, Inc.	32,500	3,980,600
		8,544,500
Utilities (0.9%)
Eversource Energy	70,000	6,368,600
		6,368,600
TOTAL COMMON STOCKS (Cost $148,339,353)		554,425,187

	Principal
	Amount ($)
Corporate Bonds (2.3%)
Communication Services (0.1%)
Comcast Corp., 4.25%, 10/15/30, Callable 7/15/30 @ 100	900,000	1,040,793

Financials (1.3%)
American Express Co., 2.65%, 12/2/22	1,926,000	1,963,017
Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	2,000,000	2,143,578
Cincinnati Financial Corp., 6.92%, 5/15/28	500,000	643,889
JPMorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	1,000,000	1,083,210
JPMorgan Chase & Co., 4.01%, 4/23/29, Callable 4/23/28 @ 100	1,000,000	1,105,501
Wells Fargo & Co., 3.55%, 9/29/25, MTN	2,000,000	2,134,043
		9,073,238
Industrials (0.2%)
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	1,000,000	1,075,309

Information Technology (0.7%)
Apple, Inc., 3.25%, 2/23/26, Callable 11/23/25 @100	2,500,000	2,676,157

See Notes to Financial Statements

8

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
December 31, 2021

	Principal
Security Description	Amount ($)	Fair Value ($)
Corporate Bonds (continued)
Information Technology, (continued)
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	2,000,000	2,134,523
		4,810,680
TOTAL CORPORATE BONDS (Cost $15,209,455)		16,000,020

Municipal Bonds (3.2%)
Massachusetts (3.2%)
City of Newton Massachusetts, GO, 2.00%, 2/15/36, Callable 2/15/29 @ 100	545,000	552,030
Commonwealth of Massachusetts Transportation Fund Revenue, Series A, 4.00%, 6/1/36, Callable 12/1/27 @ 100	500,000	581,607
Commonwealth of Massachusetts, GO, Series C, 5.50%, 12/1/22, AGM	600,000	629,100
Commonwealth of Massachusetts, GO, Series C, 4.00%, 7/1/31, Callable 7/1/22 @ 100	1,000,000	1,017,308
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/1/32, Callable 3/1/24 @ 100	200,000	219,807
Commonwealth of Massachusetts, GO, Series D, 3.00%, 5/1/35, Callable 5/1/29 @ 100 (b)	7,550,000	8,346,314
Commonwealth of Massachusetts, GO, Series D, 3.00%, 5/1/36, Callable 5/1/29 @ 100 (b)	5,000,000	5,494,365
Commonwealth of Massachusetts, GO, Series B, 5.00%, 4/1/37, Callable 4/1/27 @ 100	250,000	303,857
Commonwealth of Massachusetts, GO, Series E, 4.00%, 9/1/37, Callable 9/1/25 @ 100	1,600,000	1,786,341
Commonwealth of Massachusetts, GO, Series B, 5.00%, 7/1/38, Callable 7/1/26 @ 100	260,000	309,112
Commonwealth of Massachusetts, GO, Series A, 5.00%, 1/1/43, Callable 1/1/28 @ 100	250,000	306,175
Commonwealth of Massachusetts, GO, Series C, 5.00%, 5/1/46, Callable 5/1/29 @ 100	2,000,000	2,510,819
		22,056,835
Washington (0.0%) (c)
State of Washington, GO, Series A, 5.00%, 8/1/35, Callable 8/1/23 @ 100	250,000	268,065
TOTAL MUNICIPAL BONDS (Cost $21,248,017)		22,324,900

U.S. Government & U.S. Government Agency Obligations (14.8%)
Federal Farm Credit Bank (1.8%)
2.85%, 3/2/28	2,400,000	2,599,862
2.95%, 1/27/25	2,000,000	2,126,648
3.14%, 12/5/29	2,500,000	2,799,621
3.39%, 2/1/28	2,000,000	2,227,971
3.85%, 12/26/25	2,770,000	3,056,493
		12,810,595
Federal Home Loan Bank (2.0%)
2.38%, 3/13/26	6,000,000	6,290,176
2.50%, 12/10/27	1,500,000	1,601,796
2.63%, 6/11/27	1,500,000	1,600,269
2.88%, 9/13/24	2,500,000	2,628,312
3.50%, 9/24/29	2,000,000	2,288,341
		14,408,894
U.S. Treasury Bill (0.9%)
0.12%, 6/16/22	4,000,000	3,997,699
0.26%, 11/3/22	2,000,000	1,995,620
		5,993,319
U.S. Treasury Note (10.1%)
1.25%, 3/31/28	9,000,000	8,929,336
1.63%, 8/15/29	21,000,000	21,328,945
2.75%, 2/15/24	39,075,000	40,708,212
		70,966,493
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $100,852,293)		104,179,301

	Shares
Investment Companies (0.7%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (d)	4,852,706	4,852,706
TOTAL INVESTMENT COMPANIES (Cost $4,852,706)		4,852,706

Total Investments (Cost $290,501,824) — 99.9% (e)		701,782,114
Other assets in excess of liabilities — 0.1%		958,455
NET ASSETS – 100.0%		$702,740,569

(a)	Non-income producing security.
(b)	These securities have been deemed illiquid and represents 1.97% of the Fund’s net assets.
(c)	Represents less than 0.05%.
(d)	Rate disclosed is the seven day yield as of December 31, 2021.
(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal Corporation
GO	General Obligation
MTN	Medium Term Note
PLC	Public Limited Company

See Notes to Financial Statements

9

Financial Statements	Boston Trust Asset Management Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments, at fair value (cost $290,501,824)	$701,782,114
Interest and dividends receivable	1,477,979
Receivable for capital shares issued	181,451
Prepaid expenses	18,020
Total Assets	703,459,564
Liabilities:
Payable for capital shares redeemed	226,560
Accrued expenses and other liabilities:
Investment adviser	400,462
Administration and accounting	20,312
Chief compliance officer	2,483
Custodian	13,660
Shareholder servicing fees	13,280
Transfer agent	6,332
Trustee	251
Other	35,655
Total Liabilities	718,995
Net Assets	$702,740,569
Composition of Net Assets:
Paid in capital	$277,439,843
Total distributable earnings/(loss)	425,300,726
Net Assets	$702,740,569
Shares outstanding (par value $0.01, unlimited number of shares authorized)	10,417,339
Net Asset Value, Offering Price and Redemption price per share	$67.46

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Interest	$3,089,128
Dividends	7,160,611
Total Investment Income	10,249,739
Expenses:
Investment adviser	4,493,411
Administration and accounting	252,994
Chief compliance officer	31,489
Custodian	86,546
Shareholder servicing	159,765
Transfer agency	38,292
Trustee	36,361
Other	148,965
Total expenses	5,247,823
Net Expenses	5,247,823
Net Investment Income	5,001,916
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions (a)	15,758,528
Net realized gains from redemptions in-kind (b)	4,281,523
Change in unrealized appreciation/depreciation on investments	102,212,180
Net realized/unrealized gains (losses) on investments	122,252,231
Change in Net Assets Resulting from Operations	$127,254,147

(a)	Includes Class Action related litigation gains of $34,008.
(b)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

10

Financial Statements	Boston Trust Asset Management Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$5,001,916	$5,459,678
Net realized gains from investment transactions	20,040,051	29,356,144
Change in unrealized appreciation/depreciation on investments	102,212,180	3,371,961
Change in Net Assets Resulting from Operations	127,254,147	38,187,783
Distributions to shareholders:
Total Distributions	(10,333,974)	(32,394,639)
Change in Net Assets Resulting from distributions to shareholders	(10,333,974)	(32,394,639)
Capital Share Transactions:
Proceeds from shares issued	22,290,048	30,212,741
Dividends reinvested	5,357,589	17,020,652
Cost of shares redeemed	(34,108,356)	(79,164,955)
Cost of in-kind shares redeemed (a)	(4,731,689)	–
Change in Net Assets Resulting from Capital Share Transactions	(11,192,408)	(31,931,562)
Change in Net Assets	105,727,765	(26,138,418)
Net Assets:
Beginning of period	597,012,804	623,151,222
End of period	$702,740,569	$597,012,804
Share Transactions:
Issued	365,368	563,599
Reinvested	81,163	307,232
Redeemed	(552,917)	(1,560,561)
Redeemed in-kind (a)	(82,477)	–
Change in shares	(188,863)	(689,730)

(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

11

Financial Statements	Boston Trust Asset Management Fund

Financial Highlights

Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year		For the year	For the year
	ended		ended	ended		ended	ended
	December		December	December		December	December
	31, 2021		31, 2020	31, 2019		31, 2018	31, 2017
Net Asset Value, Beginning of Period	$56.29		$55.17	$44.27		$46.88	$41.33
Investment Activities:
Operations:
Net investment income	0.48		0.53	0.48		0.52	0.49
Net realized/unrealized gains (losses) from investments	11.69		3.74	10.93		(1.20)	6.22
Total from investment activities	12.17		4.27	11.41		(0.68)	6.71
Distributions from:
Net investment income	(0.49)		(0.53)	(0.48)		(0.52)	(0.49)
Net realized gains from investment transactions	(0.51)		(2.62)	(0.03)		(1.41)	(0.67)
Total distributions	(1.00)		(3.15)	(0.51)		(1.93)	(1.16)
Net Asset Value, End of Period	$67.46		$56.29	$55.17		$44.27	$46.88
Total Return	21.65%		7.83%	25.81%		(1.61)%	16.23%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$702,741		$597,013	$623,151		$461,126	$496,710
Ratio of net expenses to average net assets	0.81%		0.88%	0.90%		0.93%	0.92%
Ratio of net investment income to average net assets	0.77%		0.96%	1.02%		1.05%	1.13%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets	0.81%		0.88%	0.90%		0.93%	0.92%
Portfolio turnover rate	6.51	%(a)	12.18%	5.76	%(a)	2.53%	6.96%

(a)	Excludes impact of in-kind transactions.

See Notes to Financial Statements

12

Schedule of Portfolio Investments	Boston Trust Equity Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (98.4%)
Communication Services (10.8%)
Alphabet, Inc., Class A (a)	750	2,172,780
Alphabet, Inc., Class C (a)	5,000	14,467,950
Comcast Corp., Class A	65,000	3,271,450
Electronic Arts, Inc.	6,000	791,400
Meta Platforms, Inc., Class B (a)	9,000	3,027,150
Omnicom Group, Inc.	5,000	366,350
		24,097,080
Consumer Discretionary (9.4%)
Dollar General Corp.	8,500	2,004,555
Lowe’s Cos., Inc.	10,000	2,584,800
NIKE, Inc., Class B	30,000	5,000,100
O’Reilly Automotive, Inc. (a)	3,300	2,330,559
Ross Stores, Inc.	12,500	1,428,500
Starbucks Corp.	40,000	4,678,800
The Home Depot, Inc.	3,000	1,245,030
The TJX Cos., Inc.	21,500	1,632,280
		20,904,624
Consumer Staples (7.7%)
Church & Dwight Co., Inc.	15,000	1,537,500
Costco Wholesale Corp.	13,750	7,805,875
Diageo PLC, Sponsored ADR	7,500	1,651,050
McCormick & Co., Inc.	14,000	1,352,540
PepsiCo, Inc.	10,000	1,737,100
Sysco Corp.	20,000	1,571,000
The Procter & Gamble Co.	9,000	1,472,220
		17,127,285
Energy (2.4%)
Chevron Corp.	9,500	1,114,825
Exxon Mobil Corp.	34,000	2,080,460
Schlumberger NV	75,000	2,246,250
		5,441,535
Financials (14.5%)
American Express Co.	15,000	2,454,000
Berkshire Hathaway, Inc., Class B (a)	10,000	2,990,000
Chubb Ltd.	10,000	1,933,100
Cincinnati Financial Corp.	20,000	2,278,600
Commerce Bancshares, Inc.	2,756	189,447
FactSet Research Systems, Inc.	5,500	2,673,055
JPMorgan Chase & Co.	30,000	4,750,500
Moody’s Corp.	4,000	1,562,320
Northern Trust Corp.	22,500	2,691,225
T. Rowe Price Group, Inc.	20,000	3,932,800
The PNC Financial Services Group, Inc.	17,500	3,509,100
U.S. Bancorp	59,000	3,314,030
		32,278,177
Health Care (11.6%)
Becton, Dickinson & Co.	15,000	3,772,200
Dentsply Sirona, Inc.	25,000	1,394,750
Edwards Lifesciences Corp. (a)	22,500	2,914,875
Johnson & Johnson	17,500	2,993,725
Medtronic PLC	10,000	1,034,500
Merck & Co., Inc.	26,500	2,030,960
Mettler-Toledo International, Inc. (a)	1,500	2,545,815
Stryker Corp.	12,000	3,209,040
UnitedHealth Group, Inc.	12,000	6,025,680
		25,921,545
Industrials (10.0%)
3M Co.	2,500	444,075
Deere & Co.	4,750	1,628,728
Donaldson Co., Inc.	15,000	888,900
Hubbell, Inc.	15,000	3,124,050
Illinois Tool Works, Inc.	15,000	3,702,000
Union Pacific Corp.	22,500	5,668,425
United Parcel Service, Inc., Class B	15,000	3,215,100
W.W. Grainger, Inc.	7,000	3,627,680
		22,298,958
Information Technology (28.9%)
Accenture PLC, Class A	25,000	10,363,750
Adobe, Inc. (a)	2,000	1,134,120
Apple, Inc.	98,000	17,401,860
Automatic Data Processing, Inc.	20,000	4,931,600
Cisco Systems, Inc.	20,000	1,267,400
Intuit, Inc.	2,000	1,286,440
Microsoft Corp.	51,000	17,152,320
Oracle Corp.	40,000	3,488,400
PayPal Holdings, Inc. (a)	6,000	1,131,480
Visa, Inc., Class A	28,000	6,067,880
		64,225,250
Materials (2.0%)
Air Products & Chemicals, Inc.	5,000	1,521,300
AptarGroup, Inc.	10,000	1,224,800
PPG Industries, Inc.	10,000	1,724,400
		4,470,500
Utilities (1.1%)
Eversource Energy	27,000	2,456,460
		2,456,460
TOTAL COMMON STOCKS (Cost $63,472,645)		219,221,414

Investment Companies (1.6%)
JPMorgan U.S. Government Money
Market Fund, Capital Shares, 0.03% (b)	3,627,094	3,627,094
TOTAL INVESTMENT COMPANIES (Cost $3,627,094)		3,627,094

Total Investments (Cost $67,099,739) – 100.0% (c)		222,848,508
Other assets in excess of liabilities – 0.0%		17,574
NET ASSETS - 100.0%		$222,866,082

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2021.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

13

Financial Statements	Boston Trust Equity Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments, at fair value (cost $67,099,739)	$222,848,508
Dividends receivable	179,621
Prepaid expenses	4,951
Total Assets	223,033,080
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	138,688
Administration and accounting	6,245
Chief compliance officer	777
Custodian	3,964
Shareholder servicing fees	500
Transfer agent	5,718
Trustee	81
Other	11,025
Total Liabilities	166,998
Net Assets	$222,866,082
Composition of Net Assets:
Paid in capital	$63,256,474
Total distributable earnings/(loss)	159,609,608
Net Assets	$222,866,082
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,363,851
Net Asset Value, Offering Price and Redemption price per share	$41.55

Statement of Operations
For the year ended December 31, 2021

Investment Income:
Dividends	$2,720,400
Total Investment Income	2,720,400
Expenses:
Investment adviser	1,475,251
Administration and accounting	75,827
Chief compliance officer	9,534
Custodian	26,260
Shareholder servicing	6,025
Transfer agency	34,594
Trustee	10,991
Other	44,280
Total expenses	1,682,762
Net Expenses	1,682,762
Net Investment Income	1,037,638
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	6,948,769
Change in unrealized appreciation/depreciation on investments	43,065,031
Net realized/unrealized gains (losses) on investments	50,013,800
Change in Net Assets Resulting from Operations	$51,051,438

See Notes to Financial Statements

14

Financial Statements	Boston Trust Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$1,037,638	$1,389,771
Net realized gains from investment transactions	6,948,769	4,210,057
Change in unrealized appreciation/depreciation on investments	43,065,031	14,438,744
Change in Net Assets Resulting from Operations	51,051,438	20,038,572
Distributions to shareholders:
Total Distributions	(5,800,917)	(4,722,166)
Change in Net Assets Resulting from distributions to shareholders	(5,800,917)	(4,722,166)
Capital Share Transactions:
Proceeds from shares issued	12,632,859	2,383,276
Dividends reinvested	2,677,723	2,304,416
Cost of shares redeemed	(6,182,310)	(11,167,756)
Change in Net Assets Resulting from Capital Share Transactions	9,128,272	(6,480,064)
Change in Net Assets	54,378,793	8,836,342
Net Assets:
Beginning of period	168,487,289	159,650,947
End of period	$222,866,082	$168,487,289
Share Transactions:
Issued	340,673	86,983
Reinvested	66,133	71,588
Redeemed	(166,404)	(437,884)
Change in shares	240,402	(279,313)

See Notes to Financial Statements

15

Financial Statements	Boston Trust Equity Fund

Financial Highlights

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	December	December	December	December	December
	31, 2021	31, 2020	31, 2019	31, 2018	31, 2017
Net Asset Value, Beginning of Period	$32.89	$29.55	$22.64	$23.63	$20.09
Investment Activities:
Operations:
Net investment income	0.20	0.27	0.24	0.22	0.23
Net realized/unrealized gains (losses) from investments	9.56	4.00	6.94	(0.80)	3.92
Total from investment activities	9.76	4.27	7.18	(0.58)	4.15
Distributions from:
Net investment income	(0.20)	(0.27)	(0.24)	(0.23)	(0.23)
Net realized gains from investment transactions	(0.90)	(0.66)	(0.03)	(0.18)	(0.38)
Total distributions	(1.10)	(0.93)	(0.27)	(0.41)	(0.61)
Net Asset Value, End of Period	$41.55	$32.89	$29.55	$22.64	$23.63
Total Return	29.77%	14.53%	31.74%	(2.55)%	20.67%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$222,866	$168,487	$159,651	$125,844	$134,006
Ratio of net expenses to average net assets	0.85%	0.90%	0.91%	0.92%	0.93%
Ratio of net investment income to average net assets	0.53%	0.93%	0.88%	0.91%	1.02%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets	0.85%	0.90%	0.91%	0.92%	0.93%
Portfolio turnover rate	7.33%	9.30%	2.61%	1.67%	9.00%

See Notes to Financial Statements

16

Schedule of Portfolio Investments	Boston Trust Midcap Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (98.8%)
Communication Services (2.8%)
Electronic Arts, Inc.	20,250	2,670,975
Omnicom Group, Inc.	28,475	2,086,363
		4,757,338
Consumer Discretionary (12.5%)
AutoZone, Inc. (a)	900	1,886,751
Carter’s, Inc.	24,175	2,446,994
eBay, Inc.	44,950	2,989,175
Hyatt Hotels Corp., Class A (a)	27,125	2,601,288
O’Reilly Automotive, Inc. (a)	3,100	2,189,313
Ross Stores, Inc.	26,100	2,982,707
Service Corporation International	33,500	2,378,165
Tractor Supply Co.	8,225	1,962,485
Ulta Beauty, Inc. (a)	5,075	2,092,626
		21,529,504
Consumer Staples (4.7%)
Church & Dwight Co., Inc.	21,350	2,188,375
The Boston Beer Co., Inc., Class A (a)	3,375	1,704,713
The Hershey Co.	12,850	2,486,089
The JM Smucker Co.	12,725	1,728,310
		8,107,487
Energy (2.4%)
Baker Hughes Co.	173,125	4,165,388
		4,165,388
Financials (15.1%)
Brown & Brown, Inc.	29,025	2,039,877
CBOE Global Markets, Inc.	16,500	2,151,600
East West Bancorp, Inc.	24,075	1,894,221
Everest Re Group Ltd.	7,250	1,985,920
FactSet Research Systems, Inc.	7,525	3,657,225
M&T Bank Corp.	18,000	2,764,440
Northern Trust Corp.	26,325	3,148,733
SEI Investments Co.	52,750	3,214,585
Signature Bank	6,450	2,086,382
T. Rowe Price Group, Inc.	16,300	3,205,232
		26,148,215
Health Care (12.7%)
Agilent Technologies, Inc.	16,175	2,582,338
Cerner Corp.	16,000	1,485,920
Chemed Corp.	4,975	2,631,974
Henry Schein, Inc. (a)	18,300	1,418,799
Laboratory Corp. of America Holdings (a)	5,825	1,830,273
Mettler-Toledo International, Inc. (a)	1,260	2,138,485
Steris PLC	10,850	2,640,999
Teleflex, Inc.	5,275	1,732,732
The Cooper Cos., Inc.	5,100	2,136,594
Waters Corp. (a)	5,150	1,918,890
Zimmer Biomet Holdings, Inc.	11,000	1,397,440
		21,914,444
Industrials (16.0%)
AMETEK, Inc.	11,625	1,709,340
AO Smith Corp.	22,025	1,890,846
Cummins, Inc.	7,000	1,526,980
Donaldson Co., Inc.	33,275	1,971,876
Expeditors International of Washington, Inc.	24,175	3,246,461
Hubbell, Inc.	11,200	2,332,624
Lincoln Electric Holdings, Inc.	12,500	1,743,375
Masco Corp.	50,875	3,572,443
Nordson Corp.	6,450	1,646,492
Stanley Black & Decker, Inc.	9,100	1,716,442
The Middleby Corp. (a)	8,825	1,736,407
Verisk Analytics, Inc.	8,325	1,904,177
W.W. Grainger, Inc.	5,150	2,668,936
		27,666,399
Information Technology (18.6%)
Akamai Technologies, Inc. (a)	13,900	1,626,856
Amdocs Ltd.	19,800	1,481,832
Amphenol Corp., Class A	29,300	2,562,578
ANSYS, Inc. (a)	4,450	1,784,984
Arista Networks, Inc. (a)	16,450	2,364,688
Aspen Technology, Inc. (a)	17,700	2,693,940
Broadridge Finance Solutions, Inc.	10,925	1,997,309
Check Point Software Technologies Ltd. (a)	12,050	1,404,548
Citrix Systems, Inc.	16,500	1,560,735
F5, Inc. (a)	11,125	2,722,398
IPG Photonics Corp. (a)	7,050	1,213,587
Paychex, Inc.	31,875	4,350,937
Synopsys, Inc. (a)	8,850	3,261,224
TE Connectivity Ltd.	19,150	3,089,661
		32,115,277
Materials (4.6%)
AptarGroup, Inc.	14,800	1,812,704
Avery Dennison Corp.	11,325	2,452,655
Packaging Corp. of America	11,400	1,552,110
RPM International, Inc.	20,825	2,103,325
		7,920,794
Real Estate (4.3%)
Alexandria Real Estate Equities, Inc.	7,450	1,661,052
AvalonBay Communities, Inc.	6,500	1,641,835
Jones Lang LaSalle, Inc. (a)	9,225	2,484,662
Realty Income Corp.	23,250	1,664,467
		7,452,016
Utilities (5.1%)
Atmos Energy Corp.	17,775	1,862,287
Consolidated Edison, Inc.	20,000	1,706,400
Eversource Energy	33,875	3,081,948
ONE Gas, Inc.	28,150	2,184,158
		8,834,793
TOTAL COMMON STOCKS (Cost $100,308,484)		170,611,655

Investment Companies (1.4%)
JPMorgan U.S. Government Money
Market Fund, Capital Shares, 0.03% (b)	2,435,405	2,435,405
TOTAL INVESTMENT COMPANIES (Cost $2,435,405)		2,435,405

Total Investments (Cost $102,743,889) – 100.2% (c)		173,047,060
Liabilities in excess of other assets – (0.2)%		(282,492)
NET ASSETS – 100.0%		$172,764,568

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2021.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

17

Financial Statements	Boston Trust Midcap Fund

Statement of Assets and Liabilities
December 31, 2021

Assets:
Investments, at fair value (cost $102,743,889)	$173,047,060
Dividends receivable	132,772
Receivable for capital shares issued	14,003
Prepaid expenses	10,606
Total Assets	173,204,441
Liabilities:
Payable for capital shares redeemed	17,158
Cash overdraft	278,583
Accrued expenses and other liabilities:
Investment adviser	104,541
Administration and accounting	4,745
Chief compliance officer	568
Custodian	3,223
Shareholder servicing fees	15,064
Transfer agent	5,883
Trustee	60
Other	10,048
Total Liabilities	439,873
Net Assets	$172,764,568
Composition of Net Assets:
Paid in capital	$102,713,797
Total distributable earnings/(loss)	70,050,771
Net Assets	$172,764,568
Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,922,820
Net Asset Value, Offering Price and Redemption price per share	$24.96

Statement of Operations
For the year ended December 31, 2021

Investment Income:
Dividends	$2,101,287
Total Investment Income	2,101,287
Expenses:
Investment adviser	1,161,414
Administration and accounting	59,826
Chief compliance officer	7,505
Custodian	20,783
Shareholder servicing	180,208
Transfer agency	36,223
Trustee	8,643
Other	60,244
Gross expense before recoupment	1,534,846
Recoupment of prior expenses reimbursed by the investment adviser	14,370
Total expenses	1,549,216
Net Expenses	1,549,216
Net Investment Income	552,071
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,173,019
Change in unrealized appreciation/depreciation on investments	26,695,687
Net realized/unrealized gains (losses) on investments	33,868,706
Change in Net Assets Resulting from Operations	$34,420,777

See Notes to Financial Statements

18

Financial Statements	Boston Trust Midcap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$552,071	$758,113
Net realized gains from investment transactions	7,173,019	620,497
Change in unrealized appreciation/depreciation on investments	26,695,687	6,536,438
Change in Net Assets Resulting from Operations	34,420,777	7,915,048
Distributions to shareholders:
Total Distributions	(8,079,854)	(1,650,010)
Change in Net Assets Resulting from distributions to shareholders	(8,079,854)	(1,650,010)
Capital Share Transactions:
Proceeds from shares issued	29,538,536	38,228,874
Dividends reinvested	6,597,814	1,347,943
Cost of shares redeemed	(29,435,595)	(51,423,640)
Change in Net Assets Resulting from Capital Share Transactions	6,700,755	(11,846,823)
Change in Net Assets	33,041,678	(5,581,785)
Net Assets:
Beginning of period	139,722,890	145,304,675
End of period	$172,764,568	$139,722,890
Share Transactions:
Issued	1,258,742	2,120,345
Reinvested	275,024	64,805
Redeemed	(1,258,873)	(2,969,777)
Change in shares	274,893	(784,627)

See Notes to Financial Statements

19

Financial Statements	Boston Trust MidCap Fund

Financial Highlights

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	December	December	December	December	December
	31, 2021	31, 2020	31, 2019	31, 2018	31, 2017
Net Asset Value, Beginning of Period	$21.02	$19.55	$15.78	$17.26	$15.34
Investment Activities:
Operations:
Net investment income	0.08	0.12	0.10	0.08	0.08
Net realized/unrealized gains (losses) from investments	5.09	1.60	4.39	(0.62)	2.98
Total from investment activities	5.17	1.72	4.49	(0.54)	3.06
Distributions from:
Net investment income	(0.10)	(0.12)	(0.09)	(0.08)	(0.08)
Net realized gains from investment transactions	(1.13)	(0.13)	(0.63)	(0.86)	(1.06)
Total distributions	(1.23)	(0.25)	(0.72)	(0.94)	(1.14)
Net Asset Value, End of Period	$24.96	$21.02	$19.55	$15.78	$17.26
Total Return	24.81%	8.81%	28.59%	(3.36)%	20.01%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$172,765	$139,723	$145,305	$74,863	$61,548
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	0.98%	1.00%
Ratio of net investment income to average net assets	0.36%	0.59%	0.67%	0.54%	0.46%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.00%	1.05%	1.04%	0.98%	0.98%
Portfolio turnover rate	19.72%	38.33%	18.46%	19.34%	23.22%

(a)	During the periods, certain fees may have been reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

20

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (97.7%)
Communication Services (2.7%)
Interpublic Group of Cos., Inc.	242,500	9,081,625
Omnicom Group, Inc.	106,500	7,803,255
		16,884,880
Consumer Discretionary (12.5%)
Carter’s, Inc.	64,500	6,528,690
Cavco Industries, Inc. (a)	24,510	7,785,602
Choice Hotels International, Inc.	67,300	10,498,127
Columbia Sportswear Co.	66,970	6,525,557
Dorman Products, Inc. (a)	37,425	4,229,399
Service Corporation International	173,000	12,281,270
Texas Roadhouse, Inc.	54,380	4,855,046
TopBuild Corp. (a)	32,800	9,049,847
Tractor Supply Co.	23,200	5,535,520
Williams Sonoma, Inc.	56,050	9,479,737
		76,768,795
Consumer Staples (3.9%)
Church & Dwight Co., Inc.	80,400	8,241,000
Flowers Foods, Inc.	229,000	6,290,630
Lamb Weston Holdings, Inc.	62,725	3,975,511
The JM Smucker Co.	42,100	5,718,022
		24,225,163
Energy (1.8%)
Baker Hughes Co.	294,000	7,073,640
Helmerich & Payne, Inc.	161,000	3,815,700
		10,889,340
Financials (15.0%)
American Financial Group, Inc.	57,200	7,854,704
Brown & Brown, Inc.	147,110	10,338,891
CBOE Global Markets, Inc.	50,000	6,520,000
Cohen & Steers, Inc.	66,105	6,115,374
East West Bancorp, Inc.	114,965	9,045,446
FactSet Research Systems, Inc.	22,600	10,983,826
M&T Bank Corp.	61,710	9,477,422
SEI Investments Co.	186,500	11,365,310
Signature Bank	38,900	12,582,982
UMB Financial Corp.	74,400	7,894,584
		92,178,539
Health Care (16.0%)
Charles River Laboratories
International, Inc. (a)	31,420	11,838,428
Chemed Corp.	26,025	13,768,266
Haemonetics Corp. (a)	57,877	3,069,796
Henry Schein, Inc. (a)	88,810	6,885,439
Medpace Holdings, Inc. (a)	62,500	13,602,500
PerkinElmer, Inc.	69,800	14,033,988
Steris PLC	52,600	12,803,366
The Cooper Cos., Inc.	27,000	11,311,380
Waters Corp. (a)	29,700	11,066,220
		98,379,383
Industrials (17.0%)
AO Smith Corp.	106,400	9,134,440
Applied Industrial Technologies, Inc.	88,000	9,037,600
C.H. Robinson Worldwide, Inc.	58,550	6,301,737
Donaldson Co., Inc.	163,075	9,663,825
Expeditors International of Washington, Inc.	85,275	11,451,579
Hubbell, Inc.	49,530	10,315,613
Lincoln Electric Holdings, Inc.	61,000	8,507,670
Masco Corp.	115,700	8,124,454
Nordson Corp.	31,500	8,041,005
Robert Half International, Inc.	59,300	6,613,136
The Middleby Corp. (a)	29,700	5,843,772
The Toro Co.	67,900	6,783,889
UniFirst Corp.	23,200	4,881,280
		104,700,000
Information Technology (14.4%)
Akamai Technologies, Inc. (a)	92,600	10,837,904
Amdocs Ltd.	67,990	5,088,372
Aspen Technology, Inc. (a)	80,700	12,282,540
Broadridge Finance Solutions, Inc.	39,900	7,294,518
Citrix Systems, Inc.	70,255	6,645,420
Dolby Laboratories, Inc., Class A	39,120	3,725,006
F5, Inc. (a)	34,940	8,550,167
IPG Photonics Corp. (a)	36,610	6,302,046
Jack Henry & Associates, Inc.	41,195	6,879,153
Manhattan Associates, Inc. (a)	37,300	5,799,777
NetApp, Inc.	88,810	8,169,632
Progress Software Corp.	147,150	7,102,931
		88,677,466
Materials (5.5%)
AptarGroup, Inc.	62,500	7,655,000
Avery Dennison Corp.	38,200	8,272,974
Packaging Corp. of America	41,400	5,636,610
RPM International, Inc.	119,000	12,019,000
		33,583,584
Real Estate (5.9%)
CubeSmart	99,220	5,646,610
Jones Lang LaSalle, Inc. (a)	46,700	12,578,178
Lamar Advertising Co., Class A	72,500	8,794,251
Physicians Realty Trust	211,705	3,986,405
STAG Industrial, Inc.	114,090	5,471,756
		36,477,200
Utilities (3.0%)
Atmos Energy Corp.	69,620	7,294,087
IDACORP, Inc.	43,000	4,872,330
ONE Gas, Inc.	84,000	6,517,560
		18,683,977
TOTAL COMMON STOCKS (Cost $458,204,746)		601,448,327

Investment Companies (1.9%)
JPMorgan U.S. Government Money
Market Fund, Capital Shares, 0.03% (b)	11,623,260	11,623,260
TOTAL INVESTMENT COMPANIES (Cost $11,623,260)		11,623,260

Total Investments (Cost $469,828,006) – 99.6% (c)		613,071,587
Other assets in excess of liabilities – 0.4%		2,475,203
NET ASSETS – 100.0%		$615,546,790

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2021.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

21

Financial Statements	Boston Trust SMID Cap Fund

Statement of Assets and Liabilities
December 31, 2021

Assets:
Investments, at fair value (cost $469,828,006)	$613,071,587
Dividends receivable	433,736
Receivable for capital shares issued	2,505,093
Prepaid expenses	18,468
Total Assets	616,028,884
Liabilities:
Payable for capital shares redeemed	50,456
Cash overdraft	28,823
Accrued expenses and other liabilities:
Investment adviser	316,936
Administration and accounting	16,108
Chief compliance officer	1,917
Custodian	9,795
Transfer agent	6,090
Trustee	177
Other	51,792
Total Liabilities	482,094
Net Assets	$615,546,790
Composition of Net Assets:
Paid in capital	$471,544,377
Total distributable earnings/(loss)	144,002,413
Net Assets	$615,546,790
Shares outstanding (par value $0.01, unlimited number of shares authorized)	25,305,365
Net Asset Value, Offering Price and Redemption price per share	$24.32

Statement of Operations
For the year ended December 31, 2021

Investment Income:
Dividends	$7,920,331
Total Investment Income	7,920,331
Expenses:
Investment adviser	3,839,186
Administration and accounting	192,752
Chief compliance officer	24,076
Custodian	68,460
Transfer agency	37,317
Trustee	27,369
Other	141,117
Total expenses before fee reductions	4,330,277
Fees contractually reduced by the investment adviser	(488,764)
Net Expenses	3,841,513
Net Investment Income	4,078,818
Net Realized/Unrealized Gains (Losses) from
Investments:
Net realized gains from investment transactions	17,496,822
Net realized gains from redemptions in-kind (a)	15,558,515
Change in unrealized appreciation/depreciation on investments	94,523,901
Net realized/unrealized gains (losses) on investments	127,579,238
Change in Net Assets Resulting from Operations	$131,658,056

(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

22

Financial Statements	Boston Trust SMID Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$4,078,818	$1,415,730
Net realized gains/(losses) from investment transactions	33,055,337	(3,112,444)
Change in unrealized appreciation/depreciation on investments	94,523,901	32,345,630
Change in Net Assets Resulting from Operations	131,658,056	30,648,916
Distributions to shareholders:
Total Distributions	(18,086,887)	(1,697,179)
Return of capital	—	(46,102)
Change in Net Assets Resulting from distributions to shareholders	(18,086,887)	(1,743,281)
Capital Share Transactions:
Proceeds from shares issued	381,010,825	114,366,780
Dividends reinvested	12,029,358	1,716,616
Cost of shares redeemed	(83,358,340)	(40,626,345)
Cost of in-kind shares redeemed (a)	(33,781,359)	(4,663,238)
Change in Net Assets Resulting from Capital Share Transactions	275,900,484	70,793,813
Change in Net Assets	389,471,653	99,699,448
Net Assets:
Beginning of period	226,075,137	126,375,689
End of period	$615,546,790	$226,075,137
Share Transactions:
Issued	18,280,304	7,221,313
Reinvested	513,856	89,828
Redeemed	(3,804,896)	(2,372,199)
Redeemed in-kind (a)	(1,437,505)	(244,533)
Change in shares	13,551,759	4,694,409

(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

23

Financial Statements	Boston Trust SMID Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the years indicated.

	For the year		For the year		For the year	For the year	For the year
	ended		ended		ended	ended	ended
	December		December		December	December	December
	31, 2021		31, 2020		31, 2019	31, 2018	31, 2017
Net Asset Value, Beginning of Period	$19.23		$17.90		$14.63	$15.79	$13.48
Investment Activities:
Operations:
Net investment income	0.17		0.12		0.14	0.11	0.07
Net realized/unrealized gains (losses) from investments	5.66		1.36		3.76	(0.98)	2.41
Total from investment activities	5.83		1.48		3.90	(0.87)	2.48
Distributions from:
Net investment income	(0.19)		(0.13)		(0.12)	(0.12)	(0.08)
Net realized gains from investment transactions	(0.55)		(0.02)		(0.51)	(0.17)	(0.09)
Total distributions	(0.74)		(0.15)		(0.63)	(0.29)	(0.17)
Net Asset Value, End of Period	$24.32		$19.23		$17.90	$14.63	$15.79
Total Return	30.46%		8.26%		26.74%	(5.62)%	18.39%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$615,547		$226,075		$126,376	$74,299	$56,443
Ratio of net expenses to average net assets	0.75%		0.75%		0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	0.80%		0.89%		0.85%	0.77%	0.85%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	0.85%		0.91%		0.95%	0.98%	1.04%
Portfolio turnover rate	35.83	%(b)	51.26	%(b)	24.08%	14.98%	37.44%

(a)	During the periods, certain fees may have been reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.
(b)	Excludes impact of in-kind transactions.

See Notes to Financial Statements

24

Read our 2021 Annual ESG Impact Report online when it becomes available in March 2022

We invite you to read our Annual ESG Impact Report online, which provides an in-depth view of the ways in which Boston Trust Walden Company promotes business sustainability and achieves impact on behalf of clients.

The report can be found at: www.bostontrustwalden.com/insight-cat/impact-investing/

25

Boston Trust Walden Balanced Fund

Boston Trust Walden Equity Fund

December 31, 2021

Balanced Fund Portfolio Management

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Tchintcia S. Barros, CFA

Co-Portfolio Manager

Sean A. Cameron, CFA

Co-Portfolio Manager

Equity Fund Portfolio Management

Tchintcia S. Barros, CFA

Lead Portfolio Manager

Stephen J. Amyouny, CFA

Co-Portfolio Manager

Mark B. Zagata, CFA

Co-Portfolio Manager

Boston Trust Walden Inc.

Balanced Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Boston Trust Walden Balanced Fund and the Boston Trust Walden Equity Fund returned 19.38% and 28.00%, respectively for the 12-month period ended December 31, 2021. The relevant market indices, the S&P 500 Index and the Bloomberg Government/Credit Bond Index, returned 28.71% and -1.75%, respectively, for the year. Both Funds’ equity segments outperformed the S&P 500 Index benchmark, and the Balanced Fund’s fixed income segment outperformed the bond benchmark. The Balanced Fund also benefitted from our decision to keep the equity allocation at the upper end of the policy range.

The S&P 500 Index returned 28.71% in 2021, adding to double digit returns in the prior two years and more than doubling from the pandemic low in March of 2020. The Funds’ relative equity performance not only kept up, but modestly outperformed the index. According to our analysis of full year returns, the stocks of well-managed companies that we deem to be of higher financial quality with sustainable business models outperformed their lower quality counterparts. For much of the year, the market was especially focused on companies perceived to be capable of delivering improving growth rates, regardless of the challenges presented by the pandemic. In contrast, our valuation discipline, which is predicated on the idea that the avoidance of overpaying for securities is an important risk management tool, acted as a headwind in 2021, albeit one that we believe will prove transitory.

At the equity sector level, communication services and information technology contributed most to the Funds’ relative performance. Communication services strength was driven by security selection and an underweight to the telecommunication services industry, the latter of which benefited less from the economic recovery. Our relative outperformance within the information technology sector resulted from the software industry, in which favorable security selection and an industry overweight aided results. In contrast, the health care and materials sectors detracted most from relative performance. Relative weakness in the health care sector centered in the health care equipment and supplies industry. Materials sector relative underperformance came mostly from Funds’ avoidance of lower quality, commodity-linked companies. This cohort benefited from the current inflationary environment, but we question the ability of these companies to sustain financial success given dependence on commodity prices and the cyclical nature of their end markets.

The Balanced Fund’s high-quality focus within investment grade fixed income served as neither a meaningful contributor nor detractor from overall performance in 2021. As spreads on corporate bonds remained fairly range-bound and modest throughout the year, a primary determinant of fixed income returns was the interest rate sensitivity, or duration, of portfolio holdings. The Balanced Fund maintained a below-average duration relative to the benchmark throughout the year. As a result of duration positioning, interest rate movements, and fixed income spread exposure, the Balanced Fund’s return from fixed income was modestly negative for the full year, though ahead of the Bloomberg Government/Credit Bond Index benchmark return of -1.75%.

Outlook

We expect year-over-year real US GDP growth between 3 - 4% in 2022. This would mark continued healthy economic growth after the 5 - 6% economic growth of 2021, the largest increase in annual economic output since 1984. While we expect 2021’s high growth rate to moderate, we view near-term growth prospects positively and see some indications of an increased likelihood of a sustained expansion. As we consider the several developments that are collectively fueling investors’ burgeoning economic confidence, it is difficult to overstate the importance of the COVID-19 vaccines currently in distribution throughout the globe. Furthermore, although we expect more moderate support in 2022, the prospects for continued fiscal and monetary stimuli remain powerful forces with the US Federal Reserve’s balance sheet now $8.8 trillion, or more than double its size just two years ago. Consumer balance sheets also remain healthy, and in the past 18-24 months, corporations have accessed liquidity through public capital markets at relatively favorable financing rates to fund ongoing operations. Despite the encouraging outlook, as always, we remain vigilant for risks. Among the most pressing are segments of the market that continue to exhibit elevated valuations, geopolitical risks that threaten global trade, and the potential for inflation to remain elevated longer term, thereby hampering corporate profitability for companies unable to pass along higher input prices. We remain focused on identifying and investing in high quality equity and fixed income securities at reasonable valuations. We believe that this long-held discipline will allow the Funds to capitalize on our outlook for economic strength yet effectively navigate risks along the way, thereby achieving attractive risk-adjusted return performance patterns over full market cycles.

Alternatives to stocks have limited appeal. Courtesy of the Fed’s actions, yields on cash and money market funds are effectively zero. Longer dated bonds aren’t much better with the 10-year US Treasury yielding roughly 1%. (Indeed, so-called “real” bond yields - the amount earned after subtracting anticipated inflation - are negative!) But even at these levels, bonds still have a place in the Balanced Fund. Even under the most optimistic forecasts, the path toward full economic recovery is unlikely

26

Investment Performance (Unaudited)	Boston Trust Walden Balanced Fund
Boston Trust Walden Equity Fund
December 31, 2021

	For the periods ended 12/31/21
	Average Annual Total Returns
							Since
							Inception
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	(6/20/99)
Boston Trust Walden Balanced Fund[1]	19.38%	16.93%	12.50%	10.82%	7.90%	7.15%	6.57%
Boston Trust Walden Equity Fund[1]	28.00%	24.25%	17.69%	14.86%	10.54%	9.30%	8.25%
S&P 500 Total Return Index	28.71%	26.07%	18.47%	16.55%	10.66%	9.52%	7.81%
Bloomberg U.S. Government/Credit Bond Index	-1.75%	5.50%	3.99%	3.13%	4.26%	4.49%	4.89%
FTSE 3-Month U.S. Treasury Bill Index	0.05%	0.96%	1.11%	0.60%	0.85%	1.23%	1.65%

Hypothetical Growth of a $100,000 Investment

The above charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Walden Balanced Fund and Boston Trust Walden Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden Balanced Fund is measured against a combination of equity and fixed income indices. The Boston Trust Walden Equity Fund is measured against the Standard & Poor’s 500 Total Return Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Bloomberg U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg U.S. Government/Credit Bond Index is a component of the Bloomberg U.S. Aggregate Bond Index. The FTSE 3- Month U.S. T-Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Walden Balanced Fund

Fund Net Asset Value:	$25.15
Gross Expense Ratio[1]:	1.02%

Boston Trust Walden Equity Fund

Fund Net Asset Value:	$36.06
Gross Expense Ratio[1]:	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from each Fund’s prospectus dated May 1, 2021. The contractual fee limit under each Fund’s expense limitation agreement is 1.00% of each Fund’s average annual net assets, subject to certain limitations as described in each Fund’s prospectus. Please see each Fund’s most recent prospectus for details. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2022 and may be renewed thereafter. Additional information pertaining to each Fund’s expense ratio as of December 31, 2021 can be found in the financial highlights included in this report.

27

Boston Trust Walden Midcap Fund

December 31, 2021

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Co-Portfolio Manager

Mark Zagata, CFA

Co-Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“mid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid cap funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Boston Trust Walden Midcap Fund returned 24.89% in calendar year 2021, outpacing the Russell Midcap® Index by more than 2%.

Our analysis of the year suggests a clear benefit from owning higher quality companies: profitable companies significantly outperformed loss-makers 1 (which make up nearly 11% of the Russell Midcap® Index by weight); more stable stocks outperformed more volatile peers; and companies with stronger balance sheets outperformed those with greater financial leverage. We also observed a benefit from favorable stock selection in the fourth quarter. In summary, our style and execution both contributed to outperformance.

Outlook

2021 Real US GDP grew 6% and estimates of 3-4% growth in 2022 indicate continued healthy economic strength. While we expect 2021’s high growth rate to moderate, we view the near-term prospects positively and see some indications of an increased likelihood of a sustained expansion. As we consider the several developments that are collectively fueling investors’ burgeoning economic confidence, it is difficult to overstate the importance of the COVID-19 vaccines currently in distribution throughout the globe. Furthermore, the prospects for continued fiscal and monetary stimuli remain powerful forces with the US Federal Reserve’s balance sheet now $8.8 trillion, or more than double its size just two years ago. Consumer balance sheets also remain healthy, and in the past 18-24 months, corporations have accessed liquidity through public capital markets at relatively favorable financing rates to fund ongoing operations.

Despite the encouraging outlook, as always, we remain vigilant for risks. Among the most pressing are segments of the market that continue to exhibit elevated valuations, geopolitical risks that threaten global trade, and the potential for inflation to remain elevated longer term, thereby hampering corporate profitability for companies unable to pass along higher input prices. We remain focused on identifying and investing in a diversified portfolio of high quality equity securities at reasonable valuations. We believe that this long-held discipline will allow the Fund to capitalize on our outlook for economic strength yet effectively navigate risks along the way, thereby achieving an attractive risk- adjusted return performance pattern over full market cycles.*

*	Portfolio composition is subject to change.
[1]	Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0

28

Investment Performance (Unaudited)	Boston Trust Walden Midcap Fund
December 31, 2021

	For the periods ended 12/31/21
	Average Annual Total Returns
					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	(8/1/11)
Boston Trust Walden Midcap Fund[1]	24.89%	20.37%	15.00%	13.56%	12.80%
Russell MidCap Index	22.58%	23.29%	15.10%	14.91%	13.74%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Walden Midcap Fund, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$23.44
Gross Expense Ratio[1]:	1.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s prospectus dated May 1, 2021. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2022 and may be renewed thereafter Additional information pertaining to the Fund’s expense ratio as of December 31, 2021 can be found in the financial highlights included in this report.

29

Boston Trust Walden SMID Cap Fund

December 31, 2021

Kenneth P. Scott, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Co-Portfolio Manager

Leanne Moore

Co-Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small and middle capitalization (“smid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Smid cap companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Boston Trust Walden SMID Cap Fund returned 30.08% in calendar year 2021, outpacing the Russell 2500™ Index by more than 12%.

Our analysis of the year suggests a clear benefit from owning higher quality companies: profitable companies significantly outperformed loss-makers1; more stable stocks outperformed more volatile peers; and companies with steady organic growth outperformed slower and more speculative growth peers. Thus, we observed a benefit from our style that favors more reasonably valued stocks of higher quality companies.

Outlook

2021 Real US GDP grew 6% and estimates of 3-4% growth in 2022 indicate continued healthy economic strength. While we expect 2021’s high growth rate to moderate, we view the near-term prospects positively and see some indications of an increased likelihood of a sustained expansion. As we consider the several developments that are collectively fueling investors’ burgeoning economic confidence, it is difficult to overstate the importance of the COVID-19 vaccines currently in distribution throughout the globe. Furthermore, the prospects for continued fiscal and monetary stimuli remain powerful forces with the US Federal Reserve’s balance sheet now $8.8 trillion, or more than double its size just two years ago. Consumer balance sheets also remain healthy, and in the past 18-24 months, corporations have accessed liquidity through public capital markets at relatively favorable financing rates to fund ongoing operations.

Despite the encouraging outlook, as always, we remain vigilant for risks. Among the most pressing are segments of the market that continue to exhibit elevated valuations, geopolitical risks that threaten global trade, and the potential for inflation to remain elevated longer term, thereby hampering corporate profitability for companies unable to pass along higher input prices. We remain focused on identifying and investing in a diversified portfolio of high quality equity securities at reasonable valuations. We believe that this long-held discipline will allow the Fund to capitalize on our outlook for economic strength yet effectively navigate risks along the way, thereby achieving an attractive risk- adjusted return performance pattern over full market cycles.*

*	Portfolio composition is subject to change.
[1]	Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0.

30

Investment Performance (Unaudited)	Boston Trust Walden SMID Cap Fund
December 31, 2021

	For the periods ended 12/31/21
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(6/28/12)
Boston Trust Walden SMID Cap Fund[1]	30.08%	21.42%	14.60%	13.92%
Russell 2500 Index	18.18%	21.91%	13.75%	14.31%

Hypothetical Growth of a $100,000 Investment

The above chart represents a hypothetical $100,000 investment in the Boston Trust Walden SMID Cap Fund from June 28, 2012 to December 31, 2021, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$24.05
Gross Expense Ratio[1]:	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s prospectus dated May 1, 2021. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2022 and may be renewed thereafter. Additional information pertaining to the Fund's expense ratio as of December 31, 2021 can be found in the financial highlights included in this report.

31

Boston Trust Walden Small Cap Fund

December 31, 2021

Kenneth P. Scott, CFA

Lead Portfolio Manager

Richard Q. Williams, CFA

Co-Portfolio Manager

Leanne Moore

Co-Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization (“small cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small cap funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Boston Trust Small Cap Fund returned 28.17% in calendar year 2021, outpacing the Russell 2000® Index by more than 13%.

Our analysis of the year suggests a clear benefit from owning higher quality companies: profitable companies significantly outperformed loss-makers1; more stable stocks outperformed more volatile peers; and companies with steady organic growth outperformed slower and more speculative growth peers. Thus, we observed a benefit from our style that favors more reasonably valued stocks of higher quality companies.

Outlook

2021 Real US GDP grew 6% and estimates of 3-4% growth in 2022 indicate continued healthy economic strength. While we expect 2021’s high growth rate to moderate, we view the near-term prospects positively and see some indications of an increased likelihood of a sustained expansion. As we consider the several developments that are collectively fueling investors’ burgeoning economic confidence, it is difficult to overstate the importance of the COVID-19 vaccines currently in distribution throughout the globe. Furthermore, the prospects for continued fiscal and monetary stimuli remain powerful forces with the US Federal Reserve’s balance sheet now $8.8 trillion, or more than double its size just two years ago. Consumer balance sheets also remain healthy, and in the past 18-24 months, corporations have accessed liquidity through public capital markets at relatively favorable financing rates to fund ongoing operations.

Despite the encouraging outlook, as always, we remain vigilant for risks. Among the most pressing are segments of the market that continue to exhibit elevated valuations, geopolitical risks that threaten global trade, and the potential for inflation to remain elevated longer term, thereby hampering corporate profitability for companies unable to pass along higher input prices. We remain focused on identifying and investing in a diversified portfolio of high quality equity securities at reasonable valuations. We believe that this long-held discipline will allow the Fund to capitalize on our outlook for economic strength yet effectively navigate risks along the way, thereby achieving an attractive risk-adjusted return performance pattern over full market cycles.*

*	Portfolio composition is subject to change.
[1]	Loss-makers are defined as companies with five-year cumulative EBIT (earnings before interest and taxes) less than $0.

32

Investment Performance (Unaudited)	Boston Trust Walden Small Cap Fund
December 31, 2021

	For the periods ended 12/31/21
	Average Annual Total Returns
								Since
								Inception
	1 Year		3 Years	5 Years	10 Years	15 Years	20 Years	(12/1/95)
Boston Trust Walden Small Cap Fund[1]	28.17	%†	21.66%	13.70%	12.77%	10.24%	10.58%	11.49%
Russell 2000® Index	14.28%		20.02%	12.02%	13.23%	8.69%	9.36%	9.93%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Walden Small Cap Fund and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$17.96
Gross Expense Ratio[1]:	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s prospectus dated May 1, 2021. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2022 and may be renewed thereafter. Additional information pertaining to the Fund’s expense ratio as of December 31, 2021 can be found in the financial highlights included in this report.

33

Boston Trust Walden International Equity Fund

December 31, 2021

Nathaniel J. Riley, CFA

Co-Portfolio Manager

David A. Sandell, CFA

Co-Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Investment Concerns

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2021, the Boston Trust Walden International Equity Fund posted a total return of 13.43%. The Fund’s return was ahead of its primary benchmark, the MSCI World ex-USA Index (net), which posted a return of 12.62% for the year.

Most of the return in the Fund and the benchmark during 2021 occurred during the first half of the year, as the global economy continued rebounding from the worst of the pandemic. As COVID-19 vaccines rolled out in most developed economies, investors gained more confidence in the economic recovery and in prospects of higher corporate profit growth. The MSCI World ex-USA Index (net) rose 9.9% in the six months ended June 30.

The second half of 2021 was marked by a resurgence in COVID-19 throughout the globe, first with the Delta variant, and then Omicron. While these had a much more muted effect on economies and markets than earlier waves, they nevertheless led to reduced economic activity in many countries, and created uncertainty about the future path of the pandemic. Investors also became more concerned about the prospect of waning government stimulus measures, which had provided a backstop for financial markets and economies through much of the pandemic. Central banks, in particular, began walking a tightrope as they tried to avoid upsetting markets by reducing stimulus too quickly, while also trying to address inflationary forces. From June 30 through December 31, the MSCI World ex-USA Index (net) rose only 2.46%.

Most segments of the market fared well through the year. Of the 22 countries represented in the MSCI World ex-USA Index, all but two achieved a positive return for 2021. New Zealand, which represents less than 1% of the market capitalization of the benchmark, was down for the year. Also down was Hong Kong, as its companies grappled with a weaker Chinese market, along with an uncertain political relationship with China. Among sectors, all but one posted positive returns for the year. The communication services sector declined slightly overall, though the Fund’s holdings in that sector outperformed that of the benchmark and were up for the year. Financial, energy, and technology were the best performing sectors, propelled by the economic recovery and, in the case of technology, booming profits in semiconductors due to supply shortages paired with rising demand.

Turning to other market factors, expensive stocks, as measured by the Adviser’s proprietary valuation metric, outperformed the broader market. The Fund underweighted the most expensive segment of the market, creating a drag on relative performance. This was fully offset, however, by an underweight position in the Fund of the cheapest stocks, many of which are deemed low quality or have other issues that make them unattractive holdings. By underweighting the most expensive and least expensive stocks, and holding more stocks with average valuations, the Fund was roughly neutral on the valuation factor. Thus, despite the wide differential in stock returns across this factor, it contributed little to the Fund’s performance relative to the benchmark.

The quality factor is typically a significant driver of relative returns for the Fund since the Fund generally maintains a positive exposure on this factor relative to the benchmark. While the Fund did maintain its high quality investing style throughout 2021, this had relatively little effect on returns for the year. Returns of stocks that appear to be high quality, as measured by the Adviser’s proprietary quality metric, were not meaningfully different in 2021 than returns of lower quality stocks.*

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Walden International Equity Fund
December 31, 2021

	For the periods ended 12/31/21
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(6/9/15)
Boston Trust Walden International Equity Fund	13.43%	13.61%	9.57%	6.46%
MSCI World ex-USA Index (Net)	12.62%	14.07%	9.63%	6.35%
FTSE Developed Ex-US	11.80%	14.76%	10.40%	7.13%

Hypothetical Growth of a $1,000,000 Investment

The above chart represents a hypothetical $1,000,000 investment in the Boston Trust Walden International Equity Fund from June 9, 2015 to December 31, 2021, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Walden International Equity Fund is measured against the MSCI World ex-USA Index. The MSCI World ex-USA Index captures large- and mid-cap representation of developed markets countries (excluding the United States) and the FTSE Developed ex-US Index, which represents the largest securities in developed countries equity markets (excluding the United States) based on all investable equity securities. Index returns reflect neither the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$13.72
Gross Expense Ratio[1]:	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s prospectus dated May 1, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2021 can be found in the financial highlights included in this report.

Schedule of Portfolio Investments	Boston Trust Walden Balanced Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (72.1%)
Communication Services (7.3%)
Alphabet, Inc., Class A (a)	1,000	2,897,040
Alphabet, Inc., Class C (a)	2,450	7,089,296
Charter Communications, Inc., Class A (a)	2,445	1,594,066
Comcast Corp., Class A	30,475	1,533,807
Electronic Arts, Inc.	11,685	1,541,251
The Walt Disney Co. (a)	4,250	658,283
		15,313,743
Consumer Discretionary (7.7%)
AutoZone, Inc. (a)	890	1,865,787
Dollar General Corp.	7,200	1,697,976
eBay, Inc.	20,975	1,394,838
Lowe’s Cos., Inc.	4,700	1,214,856
McDonald’s Corp.	5,600	1,501,192
NIKE, Inc., Class B	17,000	2,833,390
Ross Stores, Inc.	13,000	1,485,640
Starbucks Corp.	18,100	2,117,157
The Home Depot, Inc.	4,675	1,940,171
		16,051,007
Consumer Staples (3.8%)
Costco Wholesale Corp.	6,500	3,690,050
Estee Lauder Cos., Inc., Class A	6,000	2,221,200
PepsiCo, Inc.	11,500	1,997,665
		7,908,915
Energy (1.8%)
ConocoPhillips	53,100	3,832,758
		3,832,758
Financials (9.6%)
American Express Co.	8,500	1,390,600
Chubb Ltd.	7,500	1,449,825
FactSet Research Systems, Inc.	3,000	1,458,030
JPMorgan Chase & Co.	24,500	3,879,575
Marsh & McLennan Cos., Inc.	8,000	1,390,560
Moody’s Corp.	4,500	1,757,610
Northern Trust Corp.	20,000	2,392,200
T. Rowe Price Group, Inc.	10,000	1,966,400
The PNC Financial Services Group, Inc.	9,500	1,904,940
U.S. Bancorp	45,000	2,527,650
		20,117,390
Health Care (10.3%)
Amgen, Inc.	4,000	899,880
Becton, Dickinson & Co.	7,250	1,823,230
Danaher Corp.	4,300	1,414,743
Intuitive Surgical, Inc. (a)	4,500	1,616,850
Johnson & Johnson	8,250	1,411,328
Medtronic PLC	16,800	1,737,960
Merck & Co., Inc.	15,000	1,149,600
Mettler-Toledo International, Inc. (a)	1,400	2,376,094
Stryker Corp.	9,250	2,473,635
The Cooper Cos., Inc.	3,000	1,256,820
UnitedHealth Group, Inc.	6,750	3,389,445
Waters Corp. (a)	5,500	2,049,300
		21,598,885
Industrials (7.7%)
3M Co.	7,500	1,332,225
Cummins, Inc.	5,500	1,199,770
Deere & Co.	5,500	1,885,895
Donaldson Co., Inc.	19,000	1,125,940
Hubbell, Inc.	8,000	1,666,160
Illinois Tool Works, Inc.	5,000	1,234,000
Masco Corp.	22,500	1,579,950
Union Pacific Corp.	9,500	2,393,335
United Parcel Service, Inc., Class B	10,000	2,143,400
W.W. Grainger, Inc.	3,000	1,554,720
		16,115,395
Information Technology (21.0%)
Accenture PLC, Class A	12,025	4,984,964
Adobe, Inc. (a)	825	467,825
Analog Devices, Inc.	8,995	1,581,051
Apple, Inc.	66,000	11,719,620
Automatic Data Processing, Inc.	13,000	3,205,540
Cisco Systems, Inc.	38,900	2,465,093
Microsoft Corp.	33,500	11,266,719
Oracle Corp.	27,500	2,398,275
PayPal Holdings, Inc. (a)	7,000	1,320,060
TE Connectivity Ltd.	6,500	1,048,710
Visa, Inc., Class A	16,500	3,575,715
		44,033,572
Materials (1.9%)
Air Products & Chemicals, Inc.	4,500	1,369,170
AptarGroup, Inc.	10,500	1,286,040
PPG Industries, Inc.	8,000	1,379,520
		4,034,730
Utilities (1.0%)
Eversource Energy	23,775	2,163,050
		2,163,050
TOTAL COMMON STOCKS (Cost $55,411,707)		151,169,445

	Principal
	Amount ($)
Corporate Bonds (6.8%)
Communication Services (0.7%)
Comcast Corp., 3.30%, 4/1/27, Callable 2/1/27 @ 100	250,000	269,041
Comcast Corp., 3.95%, 10/15/25, Callable 8/15/25 @ 100	250,000	273,274
Verizon Communications, Inc., 1.50%, 9/18/30, Callable 6/18/30 @ 100	1,000,000	940,161
		1,482,476
Consumer Discretionary (0.6%)
Home Depot, Inc., 1.38%, 3/15/31, Callable 12/15/30 @ 100	300,000	283,484
NIKE, Inc., 2.75%, 3/27/27, Callable 1/27/27 @100	500,000	530,368
Starbucks Corp., 2.45%, 6/15/26, Callable 3/15/26 @ 100	350,000	362,668
		1,176,520
Consumer Staples (0.4%)
The Estee Lauder Cos., Inc., 1.95%, 3/15/31, Callable 12/15/30 @ 100	750,000	740,472

Financials (0.6%)
American Express Co., 2.65%, 12/2/22	287,000	292,516

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Balanced Fund
December 31, 2021

	Principal
Security Description	Amount ($)	Fair Value ($)
Corporate Bonds (continued)
Financials, (continued)
John Deere Capital Corp., 2.80%, 7/18/29	350,000	369,831
John Deere Capital Corp., 2.95%, 4/1/22, MTN	150,000	150,995
JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	500,000	528,449
		1,341,791
Health Care (1.3%)
Abbott Laboratories, 2.95%, 3/15/25, Callable 12/15/24 @ 100	100,000	105,109
Healthcare Corp., 1.15%, 6/15/25, Callable 5/15/25 @ 100	100,000	99,207
Kaiser Foundation Hospitals, 3.15%, 5/1/27, Callable 2/1/27 @ 100	250,000	266,526
Pfizer, Inc., 1.70%, 5/28/30, Callable 2/28/30 @100	500,000	490,888
Pfizer, Inc., 3.40%, 5/15/24	100,000	105,997
Stryker Corp., 3.50%, 3/15/26, Callable 12/15/25 @ 100	300,000	321,961
UnitedHealth Group, Inc., 2.88%, 8/15/29	1,200,000	1,271,753
		2,661,441
Industrials (0.6%)
3M Co., 3.00%, 8/7/25	250,000	264,986
Emerson Electric Co., 2.63%, 2/15/23, Callable 11/15/22 @ 100	200,000	203,301
Hubbell, Inc., 2.30%, 3/15/31, Callable 12/15/30 @ 100	200,000	200,843
Hubbell, Inc., 3.35%, 3/1/26, Callable 12/1/25 @ 100	145,000	153,259
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	150,000	161,296
United Parcel Service, Inc., 2.40%, 11/15/26, Callable 8/15/26 @ 100	200,000	207,481
		1,191,166
Information Technology (1.3%)
Apple, Inc., 2.20%, 9/11/29, Callable 6/11/29 @ 100	350,000	358,929
Apple, Inc., 2.85%, 2/23/23, Callable 12/23/22 @ 100	150,000	153,176
Apple, Inc., 3.00%, 6/20/27, Callable 3/20/27 @100	200,000	214,570
Intel Corp., 3.90%, 3/25/30, Callable 12/25/29 @ 100	1,000,000	1,137,949
Mastercard, Inc., 2.95%, 11/21/26, Callable 8/21/26 @ 100	100,000	106,541
Mastercard, Inc., 3.30%, 3/26/27, Callable 1/26/27 @ 100	150,000	162,299
Oracle Corp., 2.50%, 4/1/25, Callable 3/1/25 @ 100	200,000	204,901
Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	300,000	313,862
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	275,000	293,497
		2,945,724
Materials (0.7%)
Air Products And Chemicals, Inc., 2.05%, 5/15/30, Callable 2/15/30 @ 100	1,425,000	1,436,412

Utilities (0.6%)
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30, Callable 1/1/30 @ 100	1,000,000	1,077,638
Midamerican Energy Co., 3.10%, 5/1/27, Callable 2/1/27 @ 100	200,000	212,804
		1,290,442
TOTAL CORPORATE BONDS (Cost $14,076,292)		14,266,444

Municipal Bonds (0.5%)
Georgia (0.2%)
State of Georgia, GO, Series B, 1.40%, 8/1/33, Callable 8/1/30 @ 100	350,000	331,129

Hawaii (0.2%)
State of Hawaii, GO, Series FZ, 1.87%, 8/1/33, Callable 8/1/30 @ 100	500,000	484,876

New York (0.1%)
New York State Environmental Facilities Corp. Revenue, 1.89%, 7/15/22	190,000	191,408
TOTAL MUNICIPAL BONDS (Cost $1,048,459)		1,007,413

U.S. Government & U.S. Government Agency Obligations (19.0%)
Federal Farm Credit Bank (0.5%)
2.75%, 7/16/27	250,000	268,376
2.85%, 3/2/28	750,000	812,457
		1,080,833
Federal Home Loan Bank (1.0%)
2.88%, 9/13/24	1,000,000	1,051,325
5.50%, 7/15/36	700,000	1,017,903
		2,069,228
Federal National Mortgage Association (2.7%)
1.88%, 9/24/26	1,000,000	1,028,275
2.13%, 4/24/26	1,250,000	1,297,114
2.63%, 9/6/24	3,250,000	3,401,395
		5,726,784
Government National Mortgage Association (0.0%) (b)
4.00%, 9/15/40	12,335	13,548
4.00%, 9/15/41	39,197	42,522
		56,070
Housing & Urban Development (0.2%)
2.70%, 8/1/22	362,000	362,703

U.S. Treasury Inflation Index Note (2.1%)
0.13%, 1/15/31	2,151,016	2,412,163
0.25%, 7/15/29	1,081,010	1,212,897
0.75%, 7/15/28	550,790	631,524
		4,256,584
U.S. Treasury Note (12.5%)
0.63%, 8/15/30	1,400,000	1,307,359
0.88%, 11/15/30	1,750,000	1,666,055

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Balanced Fund
December 31, 2021

	Principal
Security Description	Amount ($)	Fair Value ($)
U.S. Government & U.S. Government Agency Obligations (continued)
U.S. Treasury Note (12.5%) (continued)
1.13%, 2/15/31	12,450,000	12,099,358
1.63%, 8/15/29	6,000,000	6,093,984
2.50%, 2/28/26	900,000	947,953
2.75%, 2/28/25	4,000,000	4,217,344
		26,332,053
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $38,806,180)		39,884,255

Yankee Dollar (0.2%)
Financials (0.2%)
The Toronto-Dominion Bank, 3.50%, 7/19/23, MTN	350,000	364,886
TOTAL YANKEE DOLLAR (Cost $352,598)		364,886

	Shares
Investment Companies (1.1%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (c)	2,318,077	2,318,077
TOTAL INVESTMENT COMPANIES (Cost $2,318,077)		2,318,077

Total Investments (Cost $112,013,313) – 99.7% (d)		209,010,520
Other assets in excess of liabilities – 0.3%		525,637
NET ASSETS – 100.0%		$209,536,157

(a)	Non-income producing security.

(b)	Represents less than 0.05%.

(c)	Rate disclosed is the seven day yield as of December 31, 2021.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

GO	General Obligation
MTN	Medium Term Note
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Balanced Fund

Statement of Assets and Liabilities
December 31, 2021

Assets:
Investments, at fair value (cost $112,013,313)	$209,010,520
Interest and dividends receivable	453,453
Receivable for capital shares issued	259,142
Prepaid expenses	10,528
Total Assets	209,733,643
Liabilities:
Payable for capital shares redeemed	16,000
Accrued expenses and other liabilities:
Investment adviser	134,246
Administration and accounting	6,493
Chief compliance officer	737
Custodian	4,153
Shareholder servicing fees	18,665
Transfer agent	5,869
Trustee	75
Other	11,248
Total Liabilities	197,486
Net Assets	$209,536,157
Composition of Net Assets:
Paid in capital	$111,021,719
Total distributable earnings/(loss)	98,514,438
Net Assets	$209,536,157
Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,331,205
Net Asset Value, Offering Price and Redemption price per share	$25.15

Statement of Operations
For the year ended December 31, 2021

Investment Income:
Interest	$1,166,828
Dividends	1,939,903
Total Investment Income	3,106,731
Expenses:
Investment adviser	1,452,015
Administration and accounting	80,580
Chief compliance officer	9,462
Custodian	26,134
Shareholder servicing	223,357
Transfer agency	35,325
Trustee	10,932
Other	64,395
Gross expense before recoupment	1,902,200
Recoupment of prior expenses reimbursed by the investment adviser	34,573
Total expenses	1,936,773
Net Expenses	1,936,773
Net Investment Income	1,169,958
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	6,570,897
Change in unrealized appreciation/depreciation on investments	26,468,249
Net realized/unrealized gains (losses) on investments	33,039,146
Change in Net Assets Resulting from Operations	$34,209,104

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Balanced Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$1,169,958	$1,340,167
Net realized gains from investment transactions	6,570,897	4,321,388
Change in unrealized appreciation/depreciation on investments	26,468,249	8,652,006
Change in Net Assets Resulting from Operations	34,209,104	14,313,561
Distributions to shareholders:
Total Distributions	(7,128,948)	(5,142,308)
Change in Net Assets Resulting from distributions to shareholders	(7,128,948)	(5,142,308)
Capital Share Transactions:
Proceeds from shares issued	16,487,009	28,024,694
Dividends reinvested	5,833,464	4,213,462
Cost of shares redeemed	(17,247,482)	(21,918,263)
Change in Net Assets Resulting from Capital Share Transactions	5,072,991	10,319,893
Change in Net Assets	32,153,147	19,491,146
Net Assets:
Beginning of period	177,383,010	157,891,864
End of period	$209,536,157	$177,383,010
Share Transactions:
Issued	695,971	1,413,309
Reinvested	236,269	195,884
Redeemed	(729,204)	(1,088,200)
Change in shares	203,036	520,993

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Balanced Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	December	December	December	December	December
	31, 2021	31, 2020	31, 2019	31, 2018	31, 2017
Net Asset Value, Beginning of Period	$21.82	$20.76	$17.06	$17.76	$15.74
Investment Activities:
Operations:
Net investment income	0.14	0.17	0.19	0.19	0.18
Net realized/unrealized gains (losses) from investments	4.07	1.54	3.85	(0.52)	2.16
Total from investment activities	4.21	1.71	4.04	(0.33)	2.34
Distributions from:
Net investment income	(0.14)	(0.17)	(0.20)	(0.18)	(0.18)
Net realized gains from investment transactions	(0.74)	(0.48)	(0.14)	(0.19)	(0.14)
Total distributions	(0.88)	(0.65)	(0.34)	(0.37)	(0.32)
Net Asset Value, End of Period	$25.15	$21.82	$20.76	$17.06	$17.76
Total Return	19.38%	8.26%	23.70%	(1.90)%	14.88%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$209,536	$177,383	$157,892	$124,495	$121,356
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.60%	0.84%	1.01%	1.02%	1.08%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.00%	1.02%	1.02%	1.04%	1.03%
Portfolio turnover rate	20.88%	18.73%	12.99%	8.47%	8.40%

(a)	During the periods, certain fees may have been reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Equity Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (99.2%)
Communication Services (9.2%)
Alphabet, Inc., Class A (a)	2,775	8,039,286
Alphabet, Inc., Class C (a)	4,800	13,889,231
Charter Communications, Inc., Class A (a)	4,879	3,180,962
Comcast Corp., Class A	68,225	3,433,764
Electronic Arts, Inc.	23,400	3,086,460
The Walt Disney Co. (a)	9,250	1,432,733
		33,062,436
Consumer Discretionary (10.3%)
AutoZone, Inc. (a)	2,250	4,716,878
Dollar General Corp.	18,375	4,333,376
eBay, Inc.	51,650	3,434,725
McDonald’s Corp.	11,500	3,082,805
NIKE, Inc., Class B	41,000	6,833,470
Ross Stores, Inc.	38,000	4,342,640
Starbucks Corp.	43,550	5,094,044
The Home Depot, Inc.	12,500	5,187,624
		37,025,562
Consumer Staples (5.9%)
Costco Wholesale Corp.	16,625	9,438,012
Estee Lauder Cos., Inc., Class A	12,500	4,627,500
PepsiCo, Inc.	30,650	5,324,212
The Hershey Co.	10,000	1,934,700
		21,324,424
Energy (2.6%)
ConocoPhillips	130,000	9,383,400
		9,383,400
Financials (15.0%)
American Express Co.	24,375	3,987,750
Chubb Ltd.	20,000	3,866,200
Cincinnati Financial Corp.	17,550	1,999,472
FactSet Research Systems, Inc.	9,025	4,386,240
JPMorgan Chase & Co.	55,800	8,835,930
Marsh & McLennan Cos., Inc.	20,150	3,502,473
Moody’s Corp.	11,250	4,394,025
Northern Trust Corp.	43,900	5,250,879
T. Rowe Price Group, Inc.	25,825	5,078,228
The PNC Financial Services Group, Inc.	29,500	5,915,340
U.S. Bancorp	108,900	6,116,913
		53,333,450
Health Care (13.9%)
Amgen, Inc.	5,000	1,124,850
Becton, Dickinson & Co.	18,500	4,652,380
Danaher Corp.	11,000	3,619,110
Dentsply Sirona, Inc.	15,000	836,850
Intuitive Surgical, Inc. (a)	12,000	4,311,600
Johnson & Johnson	19,750	3,378,633
Medtronic PLC	30,525	3,157,811
Merck & Co., Inc.	35,800	2,743,712
Mettler-Toledo International, Inc. (a)	2,900	4,921,909
Stryker Corp.	21,175	5,662,618
The Cooper Cos., Inc.	6,250	2,618,375
UnitedHealth Group, Inc.	17,150	8,611,701
Waters Corp. (a)	11,700	4,359,420
		49,998,969
Industrials (10.1%)
3M Co.	14,500	2,575,635
Cummins, Inc.	11,100	2,421,354
Deere & Co.	13,000	4,457,569
Donaldson Co., Inc.	42,800	2,536,328
Hubbell, Inc.	18,150	3,780,101
Illinois Tool Works, Inc.	15,500	3,825,400
Masco Corp.	42,800	3,005,416
Union Pacific Corp.	22,975	5,788,092
United Parcel Service, Inc., Class B	21,775	4,667,254
W.W. Grainger, Inc.	6,500	3,368,560
		36,425,709
Information Technology (28.4%)
Accenture PLC, Class A	27,725	11,493,398
Adobe, Inc. (a)	6,350	3,600,831
Analog Devices, Inc.	22,200	3,902,094
Apple, Inc.	145,000	25,747,650
Automatic Data Processing, Inc.	25,850	6,374,093
Cisco Systems, Inc.	60,350	3,824,380
Intuit, Inc.	5,050	3,248,261
Microsoft Corp.	75,625	25,434,199
Oracle Corp.	67,275	5,867,053
TE Connectivity Ltd.	22,925	3,698,720
Visa, Inc., Class A	39,050	8,462,526
		101,653,205
Materials (2.5%)
Air Products & Chemicals, Inc.	9,900	3,012,174
AptarGroup, Inc.	26,575	3,254,906
PPG Industries, Inc.	16,200	2,793,528
		9,060,608
Utilities (1.3%)
Eversource Energy	52,675	4,792,372
		4,792,372
TOTAL COMMON STOCKS (Cost $129,562,391)		356,060,135

Investment Companies (0.8%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	2,891,050	2,891,050
TOTAL INVESTMENT COMPANIES (Cost $2,891,050)		2,891,050

Total Investments (Cost $132,453,441) — 100.0% (c)		358,951,185
Other assets in excess of liabilities — 0.0%		51,399
NET ASSETS – 100.0%		$359,002,584

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2021.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Equity Fund

Statement of Assets and Liabilities
December 31, 2021

Assets:
Investments, at fair value (cost $132,453,441)	$358,951,185
Dividends receivable	303,807
Receivable for capital shares issued	37,533
Prepaid expenses	11,576
Total Assets	359,304,101
Liabilities:
Payable for capital shares redeemed	2,772
Accrued expenses and other liabilities:
Investment adviser	210,098
Administration and accounting	9,919
Chief compliance officer	1,217
Custodian	5,969
Shareholder servicing fees	43,965
Transfer agent	6,052
Trustee	129
Other	21,396
Total Liabilities	301,517
Net Assets	$359,002,584
Composition of Net Assets:
Paid in capital	$132,526,250
Total distributable earnings/(loss)	226,476,334
Net Assets	$359,002,584
Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,955,337
Net Asset Value, Offering Price and Redemption price per share	$36.06

Statement of Operations
For the year ended December 31, 2021

Investment Income:
Dividends	$4,329,826
Total Investment Income	4,329,826
Expenses:
Investment adviser	2,348,153
Administration and accounting	119,156
Chief compliance officer	14,930
Custodian	41,110
Shareholder servicing	512,523
Transfer agency	36,846
Trustee	17,282
Other	96,367
Total expenses before fee reductions	3,186,367
Fees contractually reduced by the investment adviser	(53,589)
Net Expenses	3,132,778
Net Investment Income	1,197,048
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	5,392,806
Change in unrealized appreciation/depreciation on investments	70,094,050
Net realized/unrealized gains (losses) on investments	75,486,856
Change in Net Assets Resulting from Operations	$76,683,904

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Equity Fund

Statements of Changes in Net Assets
	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$1,197,048	$1,894,602
Net realized gains from investment transactions	5,392,806	7,022,165
Change in unrealized appreciation/depreciation on investments	70,094,050	20,925,528
Change in Net Assets Resulting from Operations	76,683,904	29,842,295
Distributions to shareholders:
Total Distributions	(7,901,370)	(10,053,152)
Change in Net Assets Resulting from distributions to shareholders	(7,901,370)	(10,053,152)
Capital Share Transactions:
Proceeds from shares issued	49,689,006	38,832,045
Dividends reinvested	6,356,747	7,984,924
Cost of shares redeemed	(30,243,830)	(50,717,437)
Change in Net Assets Resulting from Capital Share Transactions	25,801,923	(3,900,468)
Change in Net Assets	94,584,457	15,888,675
Net Assets:
Beginning of period	264,418,127	248,529,452
End of period	$359,002,584	$264,418,127
Share Transactions:
Issued	1,519,483	1,564,906
Reinvested	180,641	282,952
Redeemed	(918,088)	(2,061,965)
Change in shares	782,036	(214,107)

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	December	December	December	December	December
	31, 2021	31, 2020	31, 2019	31, 2018	31, 2017
Net Asset Value, Beginning of Period	$28.82	$26.47	$20.63	$21.61	$18.82
Investment Activities:
Operations:
Net investment income	0.12	0.21	0.20	0.19	0.20
Net realized/unrealized gains (losses) from investments	7.93	3.28	6.44	(0.72)	3.70
Total from investment activities	8.05	3.49	6.64	(0.53)	3.90
Distributions from:
Net investment income	(0.12)	(0.21)	(0.20)	(0.18)	(0.20)
Net realized gains from investment transactions	(0.69)	(0.93)	(0.60)	(0.27)	(0.91)
Total distributions	(0.81)	(1.14)	(0.80)	(0.45)	(1.11)
Net Asset Value, End of Period	$36.06	$28.82	$26.47	$20.63	$21.61
Total Return	28.00%	13.28%	32.30%	(2.54)%	20.77%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$359,003	$264,418	$248,529	$192,598	$197,439
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.38%	0.82%	0.83%	0.82%	0.93%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.02%	1.06%	1.07%	1.08%	1.07%
Portfolio turnover rate	8.00%	14.96%	10.57%	6.51%	9.88%

(a)	During the periods, certain fees may have been reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden Midcap Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (98.8%)
Communication Services (2.7%)
Electronic Arts, Inc.	11,900	1,569,610
Omnicom Group, Inc.	17,725	1,298,711
		2,868,321
Consumer Discretionary (11.5%)
AutoZone, Inc. (a)	750	1,572,292
Carter’s, Inc.	14,850	1,503,117
eBay, Inc.	26,425	1,757,263
Hyatt Hotels Corp., Class A (a)	16,825	1,613,518
O’Reilly Automotive, Inc. (a)	1,950	1,377,149
Ross Stores, Inc.	17,250	1,971,329
Tractor Supply Co.	5,150	1,228,790
Ulta Beauty, Inc. (a)	2,850	1,175,169
		12,198,627
Consumer Staples (3.7%)
Church & Dwight Co., Inc.	13,000	1,332,500
The Hershey Co.	7,875	1,523,576
The JM Smucker Co.	7,875	1,069,583
		3,925,659
Energy (2.4%)
Baker Hughes Co.	106,750	2,568,405
		2,568,405
Financials (15.5%)
Brown & Brown, Inc.	18,200	1,279,096
CBOE Global Markets, Inc.	10,275	1,339,860
East West Bancorp, Inc.	13,600	1,070,048
Everest Re Group Ltd.	4,475	1,225,792
FactSet Research Systems, Inc.	4,400	2,138,444
M&T Bank Corp.	11,425	1,754,651
Northern Trust Corp.	16,825	2,012,438
SEI Investments Co.	32,825	2,000,356
Signature Bank	4,725	1,528,396
T. Rowe Price Group, Inc.	10,450	2,054,888
		16,403,969
Health Care (12.9%)
Agilent Technologies, Inc.	9,575	1,528,648
Cerner Corp.	11,900	1,105,153
Chemed Corp.	3,125	1,653,249
Henry Schein, Inc. (a)	11,975	928,422
Laboratory Corp. of America Holdings (a)	3,350	1,052,604
Mettler-Toledo International, Inc. (a)	765	1,298,366
Steris PLC	6,625	1,612,592
Teleflex, Inc.	3,250	1,067,560
The Cooper Cos., Inc.	3,200	1,340,608
Waters Corp. (a)	3,125	1,164,375
Zimmer Biomet Holdings, Inc.	7,525	955,976
		13,707,553
Industrials (16.4%)
AMETEK, Inc.	7,350	1,080,744
AO Smith Corp.	13,325	1,143,951
Cummins, Inc.	4,050	883,467
Donaldson Co., Inc.	22,000	1,303,719
Expeditors International of Washington, Inc.	15,275	2,051,280
Hubbell, Inc.	7,125	1,483,924
Lincoln Electric Holdings, Inc.	7,675	1,070,432
Masco Corp.	30,225	2,122,400
Nordson Corp.	4,150	1,059,371
Stanley Black & Decker, Inc.	5,275	994,971
The Middleby Corp. (a)	5,550	1,092,017
Verisk Analytics, Inc.	5,600	1,280,888
W.W. Grainger, Inc.	3,450	1,787,928
		17,355,092
Information Technology (18.8%)
Akamai Technologies, Inc. (a)	8,525	997,766
Amdocs Ltd.	11,675	873,757
Amphenol Corp., Class A	17,950	1,569,907
ANSYS, Inc. (a)	2,650	1,062,968
Arista Networks, Inc. (a)	10,350	1,487,813
Aspen Technology, Inc. (a)	10,850	1,651,370
Broadridge Finance Solutions, Inc.	6,925	1,266,029
Check Point Software Technologies Ltd. (a)	7,675	894,598
Citrix Systems, Inc.	10,300	974,277
F5, Inc. (a)	7,300	1,786,383
IPG Photonics Corp. (a)	4,250	731,595
Paychex, Inc.	19,300	2,634,449
Synopsys, Inc. (a)	5,525	2,035,962
TE Connectivity Ltd.	11,800	1,903,812
		19,870,686
Materials (4.6%)
AptarGroup, Inc.	9,875	1,209,490
Avery Dennison Corp.	7,050	1,526,818
Packaging Corp. of America	6,925	942,839
RPM International, Inc.	12,150	1,227,150
		4,906,297
Real Estate (4.9%)
Alexandria Real Estate Equities, Inc.	4,625	1,031,190
AvalonBay Communities, Inc.	4,525	1,142,970
Jones Lang LaSalle, Inc. (a)	7,575	2,040,251
Realty Income Corp.	13,775	986,152
		5,200,563
Utilities (5.4%)
Atmos Energy Corp.	11,350	1,189,140
Consolidated Edison, Inc.	13,300	1,134,756
Eversource Energy	21,830	1,986,093
ONE Gas, Inc.	17,625	1,367,524
		5,677,513
TOTAL COMMON STOCKS (Cost $61,889,625)		104,682,685

Investment Companies (1.2%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	1,239,520	1,239,520
TOTAL INVESTMENT COMPANIES (Cost $1,239,520)		1,239,520

Total Investments (Cost $63,129,145) — 100.0% (c)		105,922,205
Other assets in excess of liabilities — 0.0%		29,165
NET ASSETS – 100.0%		$105,951,370

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2021.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Midcap Fund

Statement of Assets and Liabilities
December 31, 2021

Assets:
Investments, at fair value (cost $63,129,145)	$105,922,205
Dividends receivable	83,918
Receivable for capital shares issued	29,532
Prepaid expenses	6,729
Total Assets	106,042,384
Liabilities:
Payable for capital shares redeemed	1,610
Accrued expenses and other liabilities:
Investment adviser	65,151
Administration and accounting	3,019
Chief compliance officer	369
Custodian	2,066
Shareholder servicing fees	7,363
Transfer agent	5,687
Trustee	39
Other	5,710
Total Liabilities	91,014
Net Assets	$105,951,370
Composition of Net Assets:
Paid in capital	$62,894,852
Total distributable earnings/(loss)	43,056,518
Net Assets	$105,951,370
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,520,743
Net Asset Value, Offering Price and Redemption price per share	$23.44

Statement of Operations
For the year ended December 31, 2021

Investment Income:
Dividends	$1,296,694
Total Investment Income	1,296,694
Expenses:
Investment adviser	713,781
Administration and accounting	37,208
Chief compliance officer	4,673
Custodian	12,994
Shareholder servicing	84,181
Transfer agency	34,371
Trustee	5,393
Other	34,677
Gross expense before recoupment	927,278
Recoupment of prior expenses reimbursed by the investment adviser	15,213
Total expenses	942,491
Net Expenses	942,491
Net Investment Income	354,203
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	4,284,387
Change in unrealized appreciation/depreciation on investments	16,485,953
Net realized/unrealized gains (losses) on investments	20,770,340
Change in Net Assets Resulting from Operations	$21,124,543

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Midcap Fund

Statements of Changes in Net Assets
	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$354,203	$401,589
Net realized gains from investment transactions	4,284,387	2,226,292
Change in unrealized appreciation/depreciation on investments	16,485,953	6,162,796
Change in Net Assets Resulting from Operations	21,124,543	8,790,677
Distributions to shareholders:
Total Distributions	(4,885,835)	(2,575,502)
Change in Net Assets Resulting from distributions to shareholders	(4,885,835)	(2,575,502)
Capital Share Transactions:
Proceeds from shares issued	16,440,801	25,455,556
Dividends reinvested	4,329,316	2,228,870
Cost of shares redeemed	(14,005,463)	(13,489,526)
Change in Net Assets Resulting from Capital Share Transactions	6,764,654	14,194,900
Change in Net Assets	23,003,362	20,410,075
Net Assets:
Beginning of period	82,948,008	62,537,933
End of period	$105,951,370	$82,948,008
Share Transactions:
Issued	752,740	1,548,805
Reinvested	192,328	114,360
Redeemed	(632,919)	(797,789)
Change in shares	312,149	865,376

See Notes to Financial Statements

Financial Statements	Boston Trust Walden Midcap Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	December	December	December	December	December
	31, 2021	31, 2020	31, 2019	31, 2018	31, 2017
Net Asset Value, Beginning of Period	$19.71	$18.71	$15.57	$17.24	$14.90
Investment Activities:
Operations:
Net investment income	0.08	0.10	0.12	0.09	0.07
Net realized/unrealized gains (losses) from investments	4.78	1.53	4.27	(0.66)	2.85
Total from investment activities	4.86	1.63	4.39	(0.57)	2.92
Distributions from:
Net investment income	(0.09)	(0.09)	(0.10)	(0.09)	(0.08)
Net realized gains from investment transactions	(1.04)	(0.54)	(1.15)	(1.01)	(0.50)
Total distributions	(1.13)	(0.63)	(1.25)	(1.10)	(0.58)
Net Asset Value, End of Period	$23.44	$19.71	$18.71	$15.57	$17.24
Total Return	24.89%	8.76%	28.38%	(3.58)%	19.62%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$105,951	$82,948	$62,538	$45,819	$46,562
Ratio of net expenses to average net assets	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.37%	0.61%	0.68%	0.54%	0.45%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	0.99%	1.02%	1.00%	1.00%	1.01%
Portfolio turnover rate	21.82%	38.28%	23.17%	18.66%	24.85%

(a)	During the periods, certain fees may have been reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Walden SMID Cap Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (96.2%)
Communication Services (3.2%)
Interpublic Group of Cos., Inc.	42,200	1,580,390
Omnicom Group, Inc.	24,950	1,828,087
		3,408,477
Consumer Discretionary (12.4%)
Carter’s, Inc.	11,355	1,149,353
Cavco Industries, Inc. (a)	4,300	1,365,895
Choice Hotels International, Inc.	11,720	1,828,203
Columbia Sportswear Co.	11,725	1,142,484
Dorman Products, Inc. (a)	10,860	1,227,289
Texas Roadhouse, Inc.	9,590	856,195
TopBuild Corp. (a)	9,695	2,674,947
Tractor Supply Co.	6,000	1,431,600
Williams Sonoma, Inc.	9,875	1,670,159
		13,346,125
Consumer Staples (3.9%)
Church & Dwight Co., Inc.	13,925	1,427,313
Flowers Foods, Inc.	39,800	1,093,305
Lamb Weston Holdings, Inc.	11,100	703,518
The JM Smucker Co.	7,375	1,001,673
		4,225,809
Financials (14.7%)
American Financial Group, Inc.	10,000	1,373,200
Brown & Brown, Inc.	19,000	1,335,320
CBOE Global Markets, Inc.	8,700	1,134,480
Cohen & Steers, Inc.	11,640	1,076,816
East West Bancorp, Inc.	20,025	1,575,567
FactSet Research Systems, Inc.	4,000	1,944,040
M&T Bank Corp.	10,760	1,652,521
SEI Investments Co.	32,400	1,974,456
Signature Bank	7,410	2,396,913
UMB Financial Corp.	13,095	1,389,510
		15,852,823
Health Care (15.0%)
Chemed Corp.	4,575	2,420,358
Haemonetics Corp. (a)	10,109	536,181
Henry Schein, Inc. (a)	15,650	1,213,345
Medpace Holdings, Inc. (a)	12,945	2,817,349
PerkinElmer, Inc.	13,050	2,623,833
Steris PLC	9,240	2,249,109
The Cooper Cos., Inc.	4,700	1,969,018
Waters Corp. (a)	6,215	2,315,709
		16,144,902
Industrials (19.3%)
AO Smith Corp.	18,500	1,588,225
Applied Industrial Technologies, Inc.	17,775	1,825,493
C.H. Robinson Worldwide, Inc.	10,100	1,087,063
Donaldson Co., Inc.	28,655	1,698,095
Expeditors International of Washington, Inc.	14,980	2,011,664
Franklin Electric Co., Inc.	11,175	1,056,708
Hubbell, Inc.	10,070	2,097,279
Lincoln Electric Holdings, Inc.	10,595	1,477,685
Masco Corp.	24,200	1,699,324
Nordson Corp.	5,700	1,455,039
Robert Half International, Inc.	12,213	1,361,994
The Middleby Corp. (a)	6,620	1,302,551
The Toro Co.	12,055	1,204,415
UniFirst Corp.	4,100	862,640
		20,728,175
Information Technology (15.3%)
Akamai Technologies, Inc. (a)	16,275	1,904,826
Amdocs Ltd.	11,870	888,351
Aspen Technology, Inc. (a)	16,950	2,579,789
Broadridge Finance Solutions, Inc.	7,035	1,286,139
Citrix Systems, Inc.	12,420	1,174,808
Dolby Laboratories, Inc., Class A	6,960	662,731
F5, Inc. (a)	7,010	1,715,417
IPG Photonics Corp. (a)	5,375	925,253
Jack Henry & Associates, Inc.	7,375	1,231,551
Manhattan Associates, Inc. (a)	9,050	1,407,185
NetApp, Inc.	15,700	1,444,243
Progress Software Corp.	25,700	1,240,539
		16,460,832
Materials (5.5%)
AptarGroup, Inc.	11,185	1,369,939
Avery Dennison Corp.	6,710	1,453,184
Packaging Corp. of America	7,285	991,853
RPM International, Inc.	20,575	2,078,075
		5,893,051
Real Estate (6.9%)
CubeSmart	22,075	1,256,288
Jones Lang LaSalle, Inc. (a)	8,100	2,181,654
Lamar Advertising Co., Class A	12,670	1,536,871
Physicians Realty Trust	64,375	1,212,181
STAG Industrial, Inc.	25,755	1,235,210
		7,422,204
TOTAL COMMON STOCKS (Cost $67,811,297)		103,482,398

Investment Companies (3.8%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	4,094,962	4,094,962
TOTAL INVESTMENT COMPANIES (Cost $4,094,962)		4,094,962

Total Investments (Cost $71,906,259) – 100.0% (c)		107,577,360
Liabilities in excess of other assets – 0.0%		(24,363)
NET ASSETS – 100.0%		$107,552,997

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2021.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

50

Financial Statements	Boston Trust Walden SMID Cap Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments, at fair value (cost $71,906,259)	$107,577,360
Dividends receivable	82,946
Receivable for capital shares issued	20,163
Prepaid expenses	6,642
Total Assets	107,687,111
Liabilities:
Payable for capital shares redeemed	822
Cash overdraft	46,817
Accrued expenses and other liabilities:
Investment adviser	62,204
Administration and accounting	2,951
Chief compliance officer	353
Custodian	1,395
Shareholder servicing fees	7,374
Transfer agent	5,515
Trustee	41
Other	6,642
Total Liabilities	134,114
Net Assets	$107,552,997
Composition of Net Assets:
Paid in capital	$70,845,810
Total distributable earnings/(loss)	36,707,187
Net Assets	$107,552,997
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,472,175
Net Asset Value, Offering Price and Redemption price per share	$24.05

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$1,245,634
Total Investment Income	1,245,634
Expenses:
Investment adviser	631,927
Administration and accounting	31,964
Chief compliance officer	3,951
Custodian	10,759
Shareholder servicing	74,961
Transfer agency	34,329
Trustee	4,565
Other	42,329
Gross expense before recoupment	834,785
Recoupment of prior expenses reimbursed by the investment adviser	8,245
Total expenses	843,030
Net Expenses	843,030
Net Investment Income	402,604
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	4,982,154
Net realized gains from redemptions in-kind (a)	439,995
Change in unrealized appreciation/depreciation on investments	15,891,532
Net realized/unrealized gains (losses) on investments	21,313,681
Change in Net Assets Resulting from Operations	$21,716,285

(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

51

Financial Statements	Boston Trust Walden SMID Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$402,604	$339,922
Net realized gains from investment transactions	5,422,149	1,041,519
Change in unrealized appreciation/depreciation on investments	15,891,532	3,152,893
Change in Net Assets Resulting from Operations	21,716,285	4,534,334
Distributions to shareholders:
Total Distributions	(4,846,330)	(1,133,962)
Change in Net Assets Resulting from distributions to shareholders	(4,846,330)	(1,133,962)
Capital Share Transactions:
Proceeds from shares issued	34,990,434	10,653,961
Dividends reinvested	3,638,658	805,985
Cost of shares redeemed	(8,681,645)	(11,707,864)
Cost of in-kind shares redeemed (a)	(3,998,808)	—
Change in Net Assets Resulting from Capital Share Transactions	25,948,639	(247,918)
Change in Net Assets	42,818,594	3,152,454
Net Assets:
Beginning of period	64,734,403	61,581,949
End of period	$107,552,997	$64,734,403
Share Transactions:
Issued	1,539,615	628,131
Reinvested	157,042	41,782
Redeemed	(386,392)	(734,546)
Redeemed in-kind (a)	(175,772)	—
Change in shares	1,134,493	(64,633)

(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

52

Financial Statements	Boston Trust Walden SMID Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended
	December		December	December	December	December
	31, 2021		31, 2020	31, 2019	31, 2018	31, 2017
Net Asset Value, Beginning of Period	$19.40		$18.10	$15.12	$16.69	$14.60
Investment Activities:
Operations:
Net investment income	0.10		0.09	0.10	0.09	0.07
Net realized/unrealized gains (losses) from investments	5.69		1.55	3.83	(0.99)	2.40
Total from investment activities	5.79		1.64	3.93	(0.90)	2.47
Distributions from:
Net investment income	(0.12)		(0.10)	(0.10)	(0.09)	(0.09)
Net realized gains from investment transactions	(1.02)		(0.25)	(0.85)	(0.58)	(0.29)
Total distributions	(1.14)		(0.35)	(0.95)	(0.67)	(0.38)
Net Asset Value, End of Period	$24.05		$19.40	$18.10	$15.12	$16.69
Total Return	30.08%		9.13%	26.12%	(5.59)%	16.94%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$107,553		$64,734	$61,582	$47,621	$45,632
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.48%		0.61%	0.61%	0.52%	0.48%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.00%		1.05%	1.07%	1.08%	1.08%
Portfolio turnover rate	30.00	%(b)	38.70%	29.75%	18.61%	31.92%

(a)	During the periods, certain fees may have been reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.
(b)	Excludes impact of in-kind transactions.

See Notes to Financial Statements

53

Schedule of Portfolio Investments	Boston Trust Walden Small Cap Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (97.3%)
Communication Services (0.8%)
Cargurus, Inc. (a)	210,000	7,064,400
		7,064,400
Consumer Discretionary (13.2%)
Carter’s, Inc.	119,000	12,045,180
Cavco Industries, Inc. (a)	50,000	15,882,500
Choice Hotels International, Inc.	111,000	17,314,890
Columbia Sportswear Co.	124,500	12,131,280
Dorman Products, Inc. (a)	91,000	10,283,910
Helen of Troy Ltd. (a)	48,500	11,856,795
Monro, Inc.	100,000	5,827,000
Shutterstock, Inc.	81,500	9,036,720
Texas Roadhouse, Inc.	108,825	9,715,601
TopBuild Corp. (a)	73,500	20,279,385
		124,373,261
Consumer Staples (4.5%)
Central Garden & Pet Co. (a)	205,000	9,809,250
Flowers Foods, Inc.	668,000	18,349,960
Lancaster Colony Corp.	84,500	13,993,200
		42,152,410
Energy (2.2%)
Cactus, Inc., Class A	311,000	11,858,430
Helmerich & Payne, Inc.	383,000	9,077,100
		20,935,530
Financials (14.8%)
1st Source Corp.	128,500	6,373,600
Bank of Hawaii Corp.	59,000	4,941,840
Camden National Corp.	72,000	3,467,520
Cathay General Bancorp	231,000	9,930,690
Cohen & Steers, Inc.	183,000	16,929,330
Columbia Banking System, Inc.	214,000	7,002,080
East West Bancorp, Inc.	115,500	9,087,540
Evercore, Inc.	61,000	8,286,850
First Hawaiian, Inc.	218,000	5,957,940
German American Bancorp	74,500	2,904,010
Green Dot Corp., Class A (a)	142,500	5,164,200
Independent Bank Corp.	125,500	10,232,015
Lakeland Financial Corp.	128,000	10,257,920
Selective Insurance Group, Inc.	161,000	13,192,340
Tompkins Financial Corp.	66,000	5,516,280
UMB Financial Corp.	125,000	13,263,750
Washington Trust Bancorp, Inc.	113,000	6,369,810
		138,877,715
Health Care (17.4%)
Atrion Corp.	15,000	10,573,500
Chemed Corp.	40,200	21,267,408
Corcept Therapeutics, Inc. (a)	382,000	7,563,600
CorVel Corp. (a)	95,500	19,864,000
Ensign Group, Inc.	101,500	8,521,940
Globus Medical, Inc., Class A (a)	175,000	12,635,000
Haemonetics Corp. (a)	164,500	8,725,080
ICU Medical, Inc. (a)	80,000	18,987,200
Medpace Holdings, Inc. (a)	94,500	20,566,980
Premier, Inc.	473,000	19,473,410
U.S. Physical Therapy, Inc.	157,000	15,001,350
		163,179,468
Industrials (17.5%)
Acuity Brands, Inc.	49,000	10,374,280
Applied Industrial Technologies, Inc.	146,000	14,994,200
Comfort Systems USA, Inc.	77,000	7,618,380
Donaldson Co., Inc.	288,000	17,066,880
Forward Air Corp.	88,000	10,655,920
Franklin Electric Co., Inc.	116,000	10,968,960
Insperity, Inc.	69,000	8,149,590
Landstar System, Inc.	84,000	15,037,680
Lincoln Electric Holdings, Inc.	107,000	14,923,290
The Middleby Corp. (a)	75,000	14,757,000
UniFirst Corp.	62,000	13,044,800
Valmont Industries, Inc.	37,400	9,368,700
Watts Water Technologies, Inc., Class A	92,000	17,863,640
		164,823,320
Information Technology (15.1%)
Badger Meter, Inc.	102,800	10,954,368
CDK Global, Inc.	226,500	9,454,110
CSG Systems International, Inc.	245,000	14,116,900
ExlService Holdings, Inc. (a)	121,000	17,517,170
InterDigital, Inc.	140,000	10,028,200
Manhattan Associates, Inc. (a)	113,000	17,570,370
Power Integrations, Inc.	208,000	19,321,120
Progress Software Corp.	281,000	13,563,870
Qualys, Inc. (a)	137,000	18,799,140
Teradata Corp. (a)	257,000	10,914,790
		142,240,038
Materials (4.2%)
AptarGroup, Inc.	7,000	857,360
Minerals Technologies, Inc.	154,000	11,265,100
Sensient Technologies Corp.	136,000	13,608,160
Silgan Holdings, Inc.	320,000	13,708,800
		39,439,420
Real Estate (3.2%)
CubeSmart	147,000	8,365,770
Physicians Realty Trust	495,000	9,320,850
STAG Industrial, Inc.	255,500	12,253,780
		29,940,400
Utilities (4.4%)
Chesapeake Utilities Corp.	71,000	10,352,510
IDACORP, Inc.	147,000	16,656,570
ONE Gas, Inc.	109,000	8,457,310
Unitil Corp.	120,000	5,518,800
		40,985,190
TOTAL COMMON STOCKS (Cost $660,843,763)		914,011,152

Investment Companies (2.8%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	26,603,251	26,603,251
TOTAL INVESTMENT COMPANIES (Cost $26,603,251)		26,603,251

Total Investments (Cost $687,447,014) – 100.1% (c)		940,614,403
Liabilities in excess of other assets – (0.1)%		(1,082,787)
NET ASSETS – 100.0%		$939,531,616

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2021.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

54

Financial Statements	Boston Trust Walden Small Cap Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments, at fair value (cost $687,447,014)	$940,614,403
Dividends receivable	396,989
Receivable for capital shares issued	534,480
Prepaid expenses	38,771
Total Assets	941,584,643
Liabilities:
Payable for investments purchased	716,871
Payable for capital shares redeemed	485,017
Cash overdraft	105,672
Accrued expenses and other liabilities:
Investment adviser	508,122
Administration and accounting	25,830
Chief compliance officer	3,084
Custodian	13,955
Shareholder servicing fees	124,272
Transfer agent	8,706
Trustee	347
Other	61,151
Total Liabilities	2,053,027
Net Assets	$939,531,616
Composition of Net Assets:
Paid in capital	$674,452,312
Total distributable earnings/(loss)	265,079,304
Net Assets	$939,531,616
Shares outstanding (par value $0.01, unlimited number of shares authorized)	52,322,494
Net Asset Value, Offering Price and Redemption price per share	$17.96

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$9,231,983
Total Investment Income	9,231,983
Expenses:
Investment adviser	5,877,068
Administration and accounting	299,353
Chief compliance officer	37,581
Custodian	103,531
Shareholder servicing	1,312,585
Transfer agency	52,581
Trustee	43,618
Other	209,672
Total expenses before fee reductions	7,935,989
Fees contractually reduced by the investment adviser	(96,885)
Net Expenses	7,839,104
Net Investment Income	1,392,879
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions (a)	83,342,623
Change in unrealized appreciation/depreciation on investments	101,626,054
Net realized/unrealized gains (losses) on investments	184,968,677
Change in Net Assets Resulting from Operations	$186,361,556

(a)	Includes Class Action related litigation gains of $114,034.

See Notes to Financial Statements

55

Financial Statements	Boston Trust Walden Small Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$1,392,879	$2,617,038
Net realized gains from investment transactions	83,342,623	10,924,392
Change in unrealized appreciation/depreciation on investments	101,626,054	104,324,721
Change in Net Assets Resulting from Operations	186,361,556	117,866,151
Distributions to shareholders:
Total Distributions	(76,732,138)	(10,155,733)
Change in Net Assets Resulting from distributions to shareholders	(76,732,138)	(10,155,733)
Capital Share Transactions:
Proceeds from shares issued	304,438,235	258,244,300
Proceeds from merger (a)	—	103,030,710
Dividends reinvested	64,754,275	9,187,705
Cost of shares redeemed	(142,268,015)	(110,664,229)
Change in Net Assets Resulting from Capital Share Transactions	226,924,495	259,798,486
Change in Net Assets	336,553,913	367,508,904
Net Assets:
Beginning of period	602,977,703	235,468,799
End of period	$939,531,616	$602,977,703
Share Transactions:
Issued	17,303,716	20,922,885
Issued from merger (a)	—	10,376,826
Reinvested	3,736,542	721,349
Redeemed	(8,096,235)	(8,746,308)
Change in shares	12,944,023	23,274,752

(a)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements

56

Financial Statements	Boston Trust Walden Small Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year		For the year		For the year	For the year
	ended	ended		ended		ended	ended
	December	December		December		December	December
	31, 2021	31, 2020		31, 2019		31, 2018	31, 2017
Net Asset Value, Beginning of Period	$15.31	$14.62		$12.00		$14.73	$14.33
Investment Activities:
Operations:
Net investment income	0.03	0.08		0.09		0.07	0.07
Net realized/unrealized gains (losses) from investments	4.22	1.00		3.47		(0.86)	1.67
Total from investment activities	4.25	1.08		3.56		(0.79)	1.74
Distributions from:
Net investment income	(0.05)	(0.08)		(0.06)		(0.07)	(0.08)
Net realized gains from investment transactions	(1.55)	(0.31)		(0.88)		(1.87)	(1.26)
Total distributions	(1.60)	(0.39)		(0.94)		(1.94)	(1.34)
Net Asset Value, End of Period	$17.96	$15.31		$14.62		$12.00	$14.73
Total Return	28.17%	8.17%		29.88%		(6.00)%	12.26%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$939,532	$602,978		$235,469		$242,176	$366,113
Ratio of net expenses to average net assets	1.00%	1.00%		1.00%		1.00%	1.00%
Ratio of net investment income to average net assets	0.18%	0.64%		0.58%		0.39%	0.46%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.01%	1.06%		1.07%		1.09%	1.02%
Portfolio turnover rate	31.72%	39.89	%(b)	23.23	%(c)	24.60%	23.78%

(a)	During the periods, certain fees may have been reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

(b)	Excludes impact of merger transaction.

(c)	Excludes impact of in-kind transactions.

See Notes to Financial Statements

57

Schedule of Portfolio Investments	Boston Trust Walden International Equity Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (98.8%)
Australia (5.9%)
Brambles Ltd.	133,800	1,034,786
CSL Ltd.	6,700	1,418,528
Insurance Australia Group Ltd.	280,000	867,771
Origin Energy Ltd.	181,339	692,664
Telstra Corp. Ltd.	322,700	981,361
Woodside Petroleum Ltd.	40,322	643,916
		5,639,026
Belgium (0.6%)
Colruyt SA	12,400	525,991
		525,991
Canada (10.1%)
Bank of Montreal	11,200	1,205,984
Bank of Nova Scotia (The)	19,000	1,345,232
BCE, Inc.	11,100	577,555
Canadian National Railway Co.	10,200	1,253,065
Great-West Lifeco, Inc.	19,500	585,247
Intact Financial Corp.	4,300	558,986
Magna International, Inc.	7,400	598,822
Metro, Inc.	11,100	590,806
Royal Bank of Canada	13,000	1,379,862
Toronto-Dominion Bank (The)	20,700	1,587,196
		9,682,755
Denmark (2.6%)
Novo Nordisk A/S	15,000	1,677,140
Novozymes A/S	9,400	769,842
		2,446,982
Finland (0.7%)
Kone Oyj	9,900	703,931
		703,931
France (10.3%)
Air Liquide SA	6,300	1,098,470
Danone SA	13,700	850,899
Dassault Systemes SE	19,300	1,144,812
EssilorLuxottica SA	4,700	1,000,393
Imerys SA	16,900	704,292
Legrand SA	9,400	1,100,024
L’Oreal SA	2,400	1,137,594
Publicis Groupe SA	11,100	747,255
Schneider Electric SE	7,900	1,548,644
Societe BIC SA	8,800	473,837
		9,806,220
Germany (7.7%)
Allianz SE	2,900	685,552
Deutsche Boerse AG	6,700	1,122,281
Fresenius SE & Co. KGaA	26,700	1,076,430
Hannover Rueck SE	2,800	533,118
Henkel AG & Co. KGaA	9,700	758,333
Merck KGaA	4,400	1,137,441
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,800	533,949
SAP AG	10,700	1,528,044
		7,375,148
Hong Kong (2.4%)
Hang Lung Properties Ltd.	354,000	728,265
Hang Seng Bank Ltd.	48,200	882,497
Sino Land Co. Ltd.	548,000	682,676
		2,293,438
Ireland (1.8%)
Experian PLC	23,200	1,137,862
Smurfit Kappa Group PLC	9,700	536,184
		1,674,046
Israel (1.5%)
Check Point Software Technologies Ltd. (a)	5,300	617,768
Nice Ltd. (a)	2,574	782,028
		1,399,796
Italy (1.3%)
Snam SpA	90,171	541,919
Terna Rete Elettrica Nazionale SpA	83,200	671,223
		1,213,142
Japan (20.0%)
Astellas Pharma, Inc.	37,300	606,747
Benesse Holdings, Inc.	31,400	615,482
Chugai Pharmaceutical Co. Ltd.	25,000	810,987
Daiwa House Industry Co. Ltd.	18,590	534,746
Denso Corp.	12,600	1,040,612
Fast Retailing Co. Ltd.	1,500	851,907
INPEX Corp.	104,600	912,276
JSR Corp.	24,500	932,088
Kao Corp.	10,400	544,311
Kurita Water Industries Ltd.	13,000	614,751
Mitsubishi Estate Co. Ltd.	35,300	489,438
Nippon Telegraph & Telephone Corp.	27,200	743,831
Nitto Denko Corp.	9,500	734,416
Nomura Research Institute Ltd.	24,200	1,030,747
Oracle Corporation Japan	9,100	691,008
Oriental Land Co. Ltd.	4,100	691,042
Sumitomo Mitsui Financial Group, Inc.	31,300	1,070,063
Sysmex Corp.	5,900	795,045
Terumo Corp.	15,200	642,396
The Chiba Bank Ltd.	133,700	765,032
The Hachijuni Bank Ltd.	171,000	583,923
Tokio Marine Holdings, Inc.	10,900	605,853
Toyota Motor Corp.	75,800	1,399,501
Trend Micro, Inc.	16,600	918,422
Yamato Holdings Co. Ltd.	25,700	602,785
		19,227,409
Luxembourg (0.9%)
Tenaris SA	84,200	878,696
		878,696
Netherlands (4.6%)
ASML Holding NV	1,900	1,514,868
Koninklijke Ahold Delhaize NV	32,200	1,103,224
Koninklijke Vopak NV	17,400	610,010
Wolters Kluwer NV	9,700	1,139,989
		4,368,091
Norway (0.9%)
Equinor ASA	32,025	845,302
		845,302
Singapore (1.1%)
ComfortDelGro Corp. Ltd.	539,400	560,507

See Notes to Financial Statements

58

Schedule of Portfolio Investments	Boston Trust Walden International Equity Fund
December 31, 2021

Security Description	Shares	Fair Value ($)
Common Stocks (continued)
Singapore (continued)
Singapore Exchange Ltd.	77,200	533,212
		1,093,719
Spain (1.8%)
Enagas SA	36,000	832,547
Industria de Diseno Textil SA	28,400	920,314
		1,752,861
Sweden (3.3%)
Assa Abloy AB, Class B	18,000	546,997
Atlas Copco AB, Class A	11,000	761,729
Hennes & Mauritz AB	48,300	947,589
Svenska Handelsbanken AB	78,700	849,887
		3,106,202
Switzerland (9.3%)
ABB Ltd.	20,000	762,277
Cie Financiere Richemont SA	8,600	1,284,602
Givaudan SA	210	1,105,362
Nestle SA	14,100	1,971,714
Roche Holding AG	2,700	1,119,614
SGS SA	340	1,132,919
Sonova Holding AG	2,300	898,605
Zurich Insurance Group AG	1,400	613,722
		8,888,815
United Kingdom (12.0%)
Compass Group PLC (a)	48,800	1,086,888
Croda International PLC	7,800	1,069,578
ITV PLC (a)	388,000	578,592
Johnson Matthey PLC	24,500	680,430
National Grid PLC	42,000	605,889
Next PLC	5,900	649,019
Reckitt Benckiser Group PLC	6,800	583,251
RELX PLC	40,900	1,332,760
Sage Group PLC	101,800	1,170,826
Schroders PLC	19,100	917,448
Smith & Nephew PLC	47,700	834,763
Unilever PLC	23,000	1,231,991
WPP PLC	48,600	734,477
		11,475,912
TOTAL COMMON STOCKS (Cost $74,634,977)		94,397,482

Investment Companies (1.0%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03% (b)	915,025	915,025
TOTAL INVESTMENT COMPANIES (Cost $915,025)		915,025

Total Investments (Cost $75,550,002) – 99.8%(c)		95,312,507
Other assets in excess of liabilities – 0.2%		192,101
NET ASSETS – 100.0%		$95,504,608

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day yield as of December 31, 2021.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

The Fund invested, as a percentage of net assets at value, in the following industries as of December 31, 2021:

Percentage of
Industry	Total Net Assets
Financials	17.9%
Industrials	15.3
Health Care	12.6
Consumer Discretionary	10.4
Information Technology	9.9
Consumer Staples	9.9
Materials	8.0
Energy	6.3
Communication Services	4.6
Real Estate	2.6
Utilities	1.3
Investment Companies	1.0
Other net assets	0.2
Total	100.0%

See Notes to Financial Statements

59

Financial Statements	Boston Trust Walden International Equity Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments, at fair value (cost $75,550,002)	$95,312,507
Cash	18
Foreign currency, at fair value (cost $9,051)	9,085
Dividends receivable	76,094
Receivable for tax reclaims	186,199
Prepaid expenses	2,896
Total Assets	95,586,799
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	58,511
Administration and accounting	7,258
Chief compliance officer	340
Custodian	3,653
Shareholder servicing fees	1,792
Transfer agent	4,900
Trustee	31
Other	5,706
Total Liabilities	82,191
Net Assets	$95,504,608
Composition of Net Assets:
Paid in capital	$75,653,638
Total distributable earnings/(loss)	19,850,970
Net Assets	$95,504,608
Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,963,144
Net Asset Value, Offering Price and Redemption price per share	$13.72

Statement of Operations

For the year ended December 31, 2021

Investment Income:
Dividends	$2,213,479
Less: Foreign tax withholding	(241,224)
Total Investment Income	1,972,255
Expenses:
Investment adviser	644,607
Administration and accounting	53,820
Chief compliance officer	4,347
Custodian	27,246
Shareholder servicing	19,099
Transfer agency	28,909
Trustee	5,049
Other	22,874
Total expenses	805,951
Net Expenses	805,951
Net Investment Income	1,166,304
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment securities and foreign currency transactions	1,183,270
Change in unrealized appreciation/depreciation on investment securities and foreign currency translations	8,184,606
Net realized/unrealized gains (losses) on investments	9,367,876
Change in Net Assets Resulting from Operations	$10,534,180

See Notes to Financial Statements

60

Financial Statements	Boston Trust Walden International Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2021	December 31, 2020
Investment Activities:
Operations:
Net investment income	$1,166,304	$806,959
Net realized gains/(losses) from investment securities and foreign currency transactions	1,183,270	(723,614)
Change in unrealized appreciation/depreciation on investment securities and foreign currency translations	8,184,606	4,982,128
Change in Net Assets Resulting from Operations	10,534,180	5,065,473
Distributions to shareholders:
Total Distributions	(1,434,664)	(804,178)
Change in Net Assets Resulting from distributions to shareholders	(1,434,664)	(804,178)
Capital Share Transactions:
Proceeds from shares issued	20,568,949	14,880,095
Dividends reinvested	1,026,029	576,531
Cost of shares redeemed	(8,909,703)	(2,957,779)
Change in Net Assets Resulting from Capital Share Transactions	12,685,275	12,498,847
Change in Net Assets	21,784,791	16,760,142
Net Assets:
Beginning of period	73,719,817	56,959,675
End of period	$95,504,608	$73,719,817
Share Transactions:
Issued	1,551,775	1,335,777
Reinvested	76,914	47,925
Redeemed	(665,517)	(292,056)
Change in shares	963,172	1,091,646

See Notes to Financial Statements

61

Financial Statements	Boston Trust Walden International Equity Fund

Financial Highlights

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	December	December	December	December	December
	31, 2021	31, 2020	31, 2019	31, 2018	31, 2017
Net Asset Value, Beginning of Period	$12.29	$11.60	$9.78	$11.07	$9.34
Investment Activities:
Operations:
Net investment income	0.17	0.15	0.20	0.17	0.13
Net realized/unrealized gains (losses) from investments	1.47	0.69	1.81	(1.29)	1.73
Total from investment activities	1.64	0.84	2.01	(1.12)	1.86
Distributions from:
Net investment income	(0.17)	(0.14)	(0.19)	(0.17)	(0.13)
Net realized gains from investment transactions	(0.04)	—	—	—	—
Total distributions	(0.21)	(0.14)	(0.19)	(0.17)	(0.13)
Net Asset Value, End of Period	$13.72	$12.29	$11.60	$9.78	$11.07
Total Return	13.43%	7.16%	20.62%	(10.18)%	19.92%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$95,505	$73,720	$56,960	$39,056	$41,234
Ratio of net expenses to average net assets	0.94%	1.00%	1.04%	1.15%	1.15%
Ratio of net investment income to average net assets	1.36%	1.41%	1.93%	1.57%	1.57%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	0.94%	1.00%	1.02%	1.17%	1.31%
Portfolio turnover rate	13.09%	8.38%	10.70%	3.44%	10.16%

(a)	During the periods, certain fees may have been reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

62

Notes to the Financial Statements	December 31, 2021

1.	Organization:

The Boston Trust Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund

Boston Trust Walden Balanced Fund	BTW Balanced Fund
Boston Trust Walden Equity Fund	BTW Equity Fund
Boston Trust Walden Midcap Fund	BTW Midcap Fund
Boston Trust Walden SMID Cap Fund	BTW SMID Cap Fund
Boston Trust Walden Small Cap Fund	BTW Small Cap Fund
Boston Trust Walden International Equity Fund	BTW International Equity Fund

The investment objective of the Asset Management Fund and BTW Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and BTW Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and BTW Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the SMID Cap Fund and BTW SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies. The investment objective of the BTW Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the BTW International Equity Fund is to seek long-term capital growth through an actively managed portfolio of equities of international companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. The prices for foreign securities are reported in local currency and converted to U.S dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by a recognized independent pricing service.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Board of Trustees (“Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates fair value.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. If market prices are not readily available or, in the opinion of the Adviser, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the net asset value (“NAV”) is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board. The Adviser believes that foreign security values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign security prices may be “fair valued” by an independent pricing service through the use of factors which take such volatility into account.

Investments in investment companies and money market funds are valued at NAV per share.

63

Notes to the Financial Statements	December 31, 2021

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical assets

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Fixed income securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy. Open-ended investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no quotations available, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The Funds did not hold any Level 3 investments during the year ended December 31, 2021.

The following is a summary of the investments by valuation inputs used as of December 31, 2021 in valuing the Funds’ investments based on the three levels defined above:

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices ($)	Observable Inputs ($)	in Securities ($)
Asset Management Fund
Common Stocks [1]	554,425,187	—	. 554,425,187
Corporate Bonds [1]	—	16,000,020	16,000,020
Municipal Bonds [2]	—	22,324,900	22,324,900
U.S. Government & U.S. Government Agency Obligations	—	104,179,301	104,179,301
Investment Companies	4,852,706	—	4,852,706
Total	559,277,893	142,504,221	701,782,114
Equity Fund
Common Stocks [1]	219,221,414	—	219,221,414
Investment Companies	3,627,094	—	3,627,094
Total	222,848,508	—	222,848,508
Midcap Fund
Common Stocks [1]	170,611,655	—	170,611,655
Investment Companies	2,435,405	—	2,435,405
Total	173,047,060	—	173,047,060
SMID Cap Fund
Common Stocks [1]	601,448,327	—	601,448,327
Investment Companies	11,623,260	—	11,623,260
Total	613,071,587	—	613,071,587
BTW Balanced Fund
Common Stocks [1]	151,169,445	—	151,169,445
Corporate Bonds [1]	—	14,266,444	14,266,444
Municipal Bonds [2]	—	1,007,413	1,007,413
U.S. Government & U.S. Government Agency Obligations	—	39,884,255	39,884,255
Yankee Dollar	—	364,886	364,886
Investment Companies	2,318,077	—	2,318,077
Total	153,487,522	55,522,998	209,010,520
BTW Equity Fund
Common Stocks [1]	356,060,135	—	356,060,135
Investment Companies	2,891,050	—	2,891,050
Total	358,951,185	—	358,951,185
BTW Midcap Fund
Common Stocks [1]	104,682,685	—	104,682,685
Investment Companies	1,239,520	—	1,239,520
Total	105,922,205	—	105,922,205

64

Notes to the Financial Statements	December 31, 2021

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices ($)	Observable Inputs ($)	in Securities ($)
BTW SMID Cap Fund
Common Stocks [1]	103,482,398	—	103,482,398
Investment Companies	4,094,962	—	4,094,962
Total	107,577,360	—	107,577,360
BTW Small Cap Fund
Common Stocks [1]	914,011,152	—	914,011,152
Investment Companies	26,603,251	—	26,603,251
Total	940,614,403	—	940,614,403
BTW International Equity Fund
Common Stocks [3]	—	—	—
Communication Services	577,555	3,785,516	4,363,071
Consumer Discretionary	598,822	9,486,956	10,085,778
Consumer Staples	590,806	8,707,308	9,298,114
Financials	6,662,507	10,564,308	17,226,815
Industrials	1,253,065	13,453,798	14,706,863
Information Technology	617,768	8,780,755	9,398,523
Other Common Stocks	—	29,318,318	29,318,318
Investment Companies	915,025	—	915,025
Total	11,215,548	84,096,959	95,312,507

[1]	For detailed state classifications, see the accompanying Schedules of Portfolio Investments.

[2]	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

[3]	For detailed country classifications, see the accompanying Schedules of Portfolio Investments.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are accounted for on the trade date. Investment gains and losses are calculated on an identified cost basis. Interest income is recognized on an accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”), which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT. These cost adjustments are typically based on estimates since actual return of capital amounts are not known at the time the annual report is prepared.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the relevant Fund. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the relevant Fund. The amounts of distributions to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Federal Income Taxes:

Each Fund qualifies and intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., the last four tax year ends and the interim tax period since then, as applicable), and believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended December 31, 2021. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statements of Operations as incurred. There is no income tax noted as due for the year ended December 31, 2021.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i) Value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

65

Notes to the Financial Statements	December 31, 2021

ii) Purchases and sales of Investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

3.	Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.69%*
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%

Fund	Fee Rate
BTW Balanced Fund	0.75%
BTW Equity Fund	0.75%
BTW Midcap Fund	0.75%
BTW SMID Cap Fund	0.75%
BTW Small Cap Fund	0.75%
BTW International Equity Fund	0.75%

*	Effective rate for the year ended December 31, 2021. The Asset Management Fund has an Investment Management Agreement with the Adviser under which the Fund pays: (a) 0.75% of the first $500 million of average daily net assets; (b) 0.50% of average daily net assets in excess of $500 million.

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust plus certain base fees.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $150,000 for the year ended December 31, 2021, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

Foreside Financial Services, LLC (“Foreside”), which is not affiliated with Citi or the Adviser, serves as the Funds’ distribution agent. Fees for these services are paid monthly by the Adviser and not by the Funds.

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Fees paid by the Funds under shareholder services agreements may not exceed 0.25% of the average daily net assets of each Fund and are presented separately on the Statements of Operations. Affiliates of the Funds did not receive any fees during the year ended December 31, 2021.

Custodian and Transfer Agency:

Boston Trust Walden Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ transfer agent. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, FIS Investor Services, LLC receives a fixed annual fee accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust. Expenses incurred under the transfer agency agreement and sub-transfer agency agreement are presented collectively as “Transfer Agency” expenses on the Statements of Operations.

Boston Trust acts as the custodian for all Funds except the BTW International Equity Fund. Under the custody agreement, Boston Trust receives an annual asset based fee of 0.014% of the value of securities held. Citibank, N.A. receives sub-custodian fees from Boston Trust for each Fund except the BTW International Equity Fund. Under a separate custody agreement, Citibank, N.A., an affiliate of Citi, serves as custodian for the BTW International Equity Fund and receives a fee based on a percentage of assets held on behalf of the BTW International Equity Fund, transaction fees and certain out of pocket expenses for its services. Such percentages vary by the jurisdiction in which the assets are held.

66

Notes to the Financial Statements	December 31, 2021

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under GAAP) of each Fund, except the SMID Cap Fund, to 1.00% of the average daily net assets. The Adviser has agreed to reduce its fees payable by the SMID Cap Fund to the extent necessary, subject to certain exclusions, to limit the aggregate annual operating expenses to 0.75% of its average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective May 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Pursuant to its agreement, the Adviser reimbursed, and has yet to recoup, fees in the following amounts for the years ended December 31, 2019 (expiring 12/31/2022), December 31, 2020 (expiring 12/31/2023) and December 31, 2021 (expiring 12/31/2024):

Fund	Amount	Expires
Midcap Fund	$28,333	12/31/2022
	68,764	12/31/2023

SMID Cap Fund	170,506	12/31/2022
	251,750	12/31/2023
	488,764	12/31/2024

Fund	Amount	Expires
BTW Balanced Fund	$34,853	12/31/2022
	33,272	12/31/2023

BTW Equity Fund	158,316	12/31/2022
	143,297	12/31/2023
	53,589	12/31/2024

BTW SMID Cap Fund	36,311	12/31/2022
	30,485	12/31/2023

BTW Small Cap Fund	168,952	12/31/2022
	247,032	12/31/2023
	96,885	12/31/2024

During the year ended December 31, 2021, the Adviser recouped $14,370, $34,573, $15,213, $8,245 previous fiscal year waivers from Midcap Fund, BTW Balanced Fund, BTW Midcap Fund and BTW SMID Cap Fund, respectively.

As of December 31, 2021, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	97,097
SMID Cap Fund	911,019

Total Potential Recoupment
BTW Balanced Fund	$68,125
BTW Equity Fund	355,202
BTW Midcap Fund	—
BTW SMID Cap Fund	66,796
BTW Small Cap Fund	512,869
BTW International Equity Fund	—

In-Kind Subscriptions and Redemptions:

During the year ended December 31, 2021, the Funds delivered securities in exchange for the redemption of shares (redemptions in-kind) as follows:

		Fund Shares
Fund	Fair Value	Redeemed	Realized Gain/(Loss)
Asset Management Fund	$4,731,689	$82,477	$4,281,523
SMID Cap Fund	33,781,359	1,437,505	15,558,515
BTW SMID Cap Fund	3,998,808	175,772	439,995

During the year ended December 31, 2020, the Funds delivered securities in exchange for the redemption of shares (redemptions in-kind) as follows:

		Fund Shares
Fund	Fair Value	Redeemed	Realized Gain/(Loss)
SMID Cap Fund	$4,663,238	244,533	$4,664

Interfund Lending:

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), the Funds may participate in an interfund lending program (the “Program”). The Program provides an alternative credit facility under which the Funds may lend to, or borrow from, one another, consistent with each Fund’s investment objectives, limitations and organization documents. The Program provides a borrowing Fund with a source of liquidity at a rate lower than the bank borrowing rate at times when the cash position of the Fund is insufficient to meet temporary cash requirements. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a rate higher than they otherwise could obtain from investing their cash in repurchase agreements or certain other short-term money market instruments. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. Any open loans at period end are presented under the caption “Payable” for interfund lending in the Statements of Assets and Liabilities. As of December 31, 2021, the Funds had no outstanding loans to or from another fund under the Program. The Funds did not engage in any activity in the Program during the year ended December 31, 2021.

67

Notes to the Financial Statements	December 31, 2021

4.	Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding in-kinds, short-term securities and U.S. government securities, for the Funds for the year ended December 31, 2021, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$32,398,105	$36,186,648
Equity Fund	15,842,172	14,131,054
Midcap Fund	30,019,278	31,294,028
SMID Cap Fund	459,975,397	175,383,693
BTW Balanced Fund	20,981,380	20,820,781
BTW Equity Fund	44,064,089	24,491,501
BTW Midcap Fund	22,353,093	20,337,281
BTW SMID Cap Fund	46,515,020	24,634,472
BTW Small Cap Fund	380,107,449	242,894,040
BTW International Equity Fund	23,691,307	10,924,649

Cost of purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term securities, for the Funds for the year ended December 31, 2021, totaled:

		Sales and
Fund	Purchases	Maturities
Asset Management Fund	$8,916,328	$10,028,952
BTW Balanced Fund	18,791,478	19,471,361

5.	Federal Income Tax Information:

As of the tax year ended December 31, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

				Net Unrealized
		Gross Tax Unrealized	Gross Tax Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asset Management Fund	$290,549,228	$411,289,054	$(56,168)	$411,232,886
Equity Fund	67,252,555	155,799,624	(203,671)	155,595,953
Midcap Fund	103,317,587	70,304,553	(575,080)	69,729,473
SMID Cap Fund	473,430,494	147,153,769	(7,512,676)	139,641,093
BTW Balanced Fund	112,150,740	97,244,113	(384,333)	96,859,780
BTW Equity Fund	132,739,099	226,623,370	(411,284)	226,212,086
BTW Midcap Fund	63,260,925	42,794,139	(132,859)	42,661,280
BTW SMID Cap Fund	72,287,738	36,239,857	(950,235)	35,289,622
BTW Small Cap Fund	691,751,581	264,333,346	(15,470,524)	248,862,822
BTW International Equity Fund	75,559,093	23,061,786	(3,308,372)	19,753,414

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Distributions
Fund	Income	Gains	Distributions	Capital	Paid
Asset Management Fund	$5,018,743	$5,315,231	$10,333,974	$–	$10,333,974
Equity Fund	1,401,907	4,399,010	5,800,917	–	5,800,917
Midcap Fund	3,016,872	5,062,982	8,079,854	–	8,079,854
SMID Cap Fund	14,033,957	4,052,930	18,086,887	–	18,086,887
BTW Balanced Fund	1,334,064	5,794,884	7,128,948	–	7,128,948
BTW Equity Fund	1,564,746	6,336,624	7,901,370	–	7,901,370
BTW Midcap Fund	1,985,980	2,899,856	4,885,836	–	4,885,836
BTW SMID Cap Fund	1,191,718	3,654,612	4,846,330	–	4,846,330
BTW Small Cap Fund	28,464,258	48,267,881	76,732,139	–	76,732,139
BTW International Equity Fund	1,434,664	–	1,434,664	–	1,434,664

68

Notes to the Financial Statements	December 31, 2021

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Distributions
Fund	Income	Gains	Distributions	Capital	Paid
Asset Management Fund	$5,477,265	$26,917,374	$32,394,639	$–	$32,394,639
Equity Fund	1,389,771	3,332,395	4,722,166	–	4,722,166
Midcap Fund	911,395	738,615	1,650,010	–	1,650,010
SMID Cap Fund	1,415,731	281,448	1,697,179	46,102	1,743,281
BTW Balanced Fund	1,502,423	3,639,885	5,142,308	–	5,142,308
BTW Equity Fund	2,025,655	8,027,497	10,053,152	–	10,053,152
BTW Midcap Fund	419,577	2,155,925	2,575,502	–	2,575,502
BTW SMID Cap Fund	340,093	793,869	1,133,962	–	1,133,962
BTW Small Cap Fund	2,825,984	7,329,749	10,155,733	–	10,155,733
BTW International Equity Fund	804,177	–	804,177	–	804,177

As of December 31, 2021, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Undistributed		Unrealized	Distributable
	Ordinary	Long-Term	Accumulated	Appreciation/	Earnings
Fund	Income	Capital Gains	Earnings	(Depreciation)[1]	(Deficit)
Asset Management Fund	$3,640	$14,064,200	$14,067,840	$411,232,886	$425,300,726
Equity Fund	—	4,013,655	4,013,655	155,595,953	159,609,608
Midcap Fund	20,578	300,720	321,298	69,729,473	70,050,771
SMID Cap Fund	2,652,950	1,708,370	4,361,320	139,641,093	144,002,413
BTW Balanced Fund	265,810	1,388,848	1,654,658	96,859,780	98,514,438
BTW Equity Fund	—	264,248	264,248	226,212,086	226,476,334
BTW Midcap Fund	201,672	193,566	395,238	42,661,280	43,056,518
BTW SMID Cap Fund	333,716	1,083,849	1,417,565	35,289,622	36,707,187
BTW Small Cap Fund	2,879,291	13,337,191	16,216,482	248,862,822	265,079,304
BTW International Equity Fund	95,176	—	95,176	19,755,794	19,850,970

[1]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and return of capital distributions from REIT securities and other investments.

As of December 31, 2021, the following reclassifications have been made on the Statements of Assets and Liabilities to increase (decrease) such accounts with offsetting adjustments as indicated:

	Total Distributable
Fund	Earnings	Paid in Capital
Asset Management Fund	$(4,281,523)	$4,281,523
SMID Cap Fund	(14,986,223)	14,986,223
BTW SMID Cap Fund	(362,481)	362,481
BTW Small Cap Fund	135,214	(135,214)

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, distribution reclass, foreign currency reclass, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

69

Notes to the Financial Statements	December 31, 2021

6.	Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

		Percentage of
Fund	Control Ownership	Ownership
Asset Management Fund	US Bank N.A.	89.47%
Equity Fund	US Bank N.A.	94.54
Midcap Fund	US Bank N.A.	43.59
SMID Fund	Merrill Lynch	25.74
BTW Balanced Fund	US Bank N.A.	51.08
BTW Equity Fund	US Bank N.A.	29.36
BTW Midcap Fund	US Bank N.A.	52.46
BTW SMID Fund	US Bank N.A.	42.79
BTW International Equity Fund	US Bank N.A.	77.90

7.	Business Combination:

In December 2019, the Board approved the Adviser’s proposal to merge Walden Small Cap Fund (the “Target Fund”) into BTW Small Cap Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization was approved by shareholders on March 26, 2020. The Target Fund and the Acquiring Fund shared identical investment goals, principal investment strategies, risks, and ESG screens. They also shared the same investment adviser. The transaction was effective after the close of business on April 3, 2020. The Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on April 3, 2020. The investment portfolio of the Target Fund, with a fair value of $103,000,783 and identified cost of $111,464,003 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

				Net Unrealized
	Shares		Net Asset Value	Appreciation
Target Fund	Outstanding	Net Assets	Per Share	(Depreciation)
Walden Small Cap Fund	7,088,420	$103,030,710	$14.54	$(8,463,220)

Acquiring Fund
Boston Trust Walden Walden Small Cap Fund	19,128,805	$189,922,749	$9.93	$(23,454,940)

Post Reorganization
Boston Trust Walden Walden Small Cap Fund	29,505,631	$292,953,459	$9.93	$(31,918,160)

8.	Subsequent Events:

On or about May 1, 2022, the transfer agency services are planned to be converted from Boston Trust Walden Company to FIS Investor Services, LLC under a separate transfer agency services agreement.

Management has evaluated events and transactions through the date these financial statements were issued and concluded no additional subsequent events required recognition or disclosure in these financial statements.

70

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Boston Trust Walden Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Boston Trust Walden Funds comprising Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Walden Balanced Fund, Boston Trust Walden Equity Fund, Boston Trust Walden Midcap Fund, Boston Trust Walden SMID Cap Fund, Boston Trust Walden Small Cap Fund and Boston Trust Walden International Equity Fund (the “Funds”) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2008.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2022

Supplementary Information (Unaudited)	December 31, 2021

Federal Income Tax Information:

During the fiscal year ended December 31, 2021, the Funds declared long-term realized gain distributions in the following amounts:

Fund	Long-Term Capital Gain Distributions
Asset Management Fund	$5,315,231
Equity Fund	4,399,010
Midcap Fund	5,062,982
SMID Cap Fund	4,052,930
BTW Balanced Fund	5,794,884
BTW Equity Fund	6,336,624
BTW Midcap Fund	2,899,856
BTW SMID Cap Fund	3,654,612
BTW Small Cap Fund	48,267,881

During the fiscal year ended December 31, 2021, the Funds declared short-term realized gain distributions in the following amounts:

Fund	Short-Term Capital Gains Distributions
Equity Fund	$364,269
Midcap Fund	2,464,802
SMID Cap Fund	9,898,356
BTW Balanced Fund	164,106
BTW Equity Fund	364,459
BTW Midcap Fund	1,631,777
BTW SMID Cap Fund	771,292
BTW Small Cap Fund	26,915,093
BTW International Equity Fund	309,972

For the fiscal year ended December 31, 2021, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distribution Received Deduction
Asset Management Fund	100.00%
Equity Fund	100.00
Midcap Fund	59.97
SMID Cap Fund	42.83
BTW Balanced Fund	100.00
BTW Equity Fund	100.00
BTW Midcap Fund	51.45
BTW SMID Cap Fund	73.77
BTW Small Cap Fund	38.58

For the fiscal year ended December 31, 2021, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

Fund	Qualified Dividend Income
Asset Management Fund	100.00%
Equity Fund	100.00
Midcap Fund	64.10
SMID Cap Fund	43.64
BTW Balanced Fund	100.00
BTW Equity Fund	100.00
BTW Midcap Fund	54.98
BTW SMID Cap Fund	75.26
BTW Small Cap Fund	38.43
BTW International Equity Fund	100.00

During the year ended December 31, 2021, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Fund	Qualified Interest Income
Asset Management Fund	30.14%
BTW Balanced Fund	37.56

Supplementary Information (Unaudited)	December 31, 2021

Federal Income Tax Information: (continued)

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2021 are as follows:

	Foreign Source	Foreign Tax Expense
Fund	Income Per Share	Per Share
BTW International Equity Fund	0.32	0.03

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2021. These shareholders will receive more detailed information along with their 2021 Form 1099-DIV.

Continued	73

Supplementary Information (Unaudited)	December 31, 2021

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period
	7/1/21	12/31/21	7/1/21 - 12/31/21*	7/1/21 - 12/31/21
Asset Management Fund	$1,000.00	$1,102.90	$4.19	0.79%
Equity Fund	1,000.00	1,130.70	4.51	0.84
Midcap Fund	1,000.00	1,116.40	5.28	0.99
SMID Cap Fund	1,000.00	1,118.50	4.00	0.75
BTW Balanced Fund	1,000.00	1,084.50	5.25	1.00
BTW Equity Fund	1,000.00	1,117.50	5.28	0.99
BTW Midcap Fund	1,000.00	1,115.90	5.23	0.98
BTW SMID Cap Fund	1,000.00	1,122.00	5.35	1.00
BTW Small Cap Fund	1,000.00	1,101.70	5.24	0.99
BTW International Equity Fund	1,000.00	1,041.20	4.84	0.94

*	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period
	7/1/21	12/31/21	7/1/21 - 12/31/21*	7/1/21 - 12/31/21
Asset Management Fund	$1,000.00	$1,021.22	$4.02	0.79%
Equity Fund	1,000.00	1,020.97	4.28	0.84
Midcap Fund	1,000.00	1,020.21	5.04	0.99
SMID Cap Fund	1,000.00	1,021.42	3.82	0.75
BTW Balanced Fund	1,000.00	1,020.16	5.09	1.00
BTW Equity Fund	1,000.00	1,020.21	5.04	0.99
BTW Midcap Fund	1,000.00	1,020.27	4.99	0.98
BTW SMID Cap Fund	1,000.00	1,020.16	5.09	1.00
BTW Small Cap Fund	1,000.00	1,020.21	5.04	0.99
BTW International Equity Fund	1,000.00	1,020.47	4.79	0.94

*	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

74	Continued

Supplementary Information (Unaudited)	December 31, 2021

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Walden Funds invested, as a percentage of total net assets, in the following industries and countries as of December 31, 2021.

Asset Management Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	24.9%
U.S. Government & U.S. Government Agency Obligations	14.8
Financials	12.4
Health Care	9.6
Communication Services	8.2
Industrials	8.2
Consumer Discretionary	7.7
Consumer Staples	6.6
Municipal Bonds	3.2
Energy	1.5
Materials	1.2
Utilities	0.9
Investment Companies	0.7
Other net assets	0.1
Total	100.0%

Equity Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	28.9%
Financials	14.5
Health Care	11.6
Communication Services	10.8
Industrials	10.0
Consumer Discretionary	9.4
Consumer Staples	7.7
Energy	2.4
Materials	2.0
Investment Companies	1.6
Utilities	1.1
Other net assets	0.0
Total	100.0%

Midcap Fund
Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	18.6%
Industrials	16.0
Financials	15.1
Health Care	12.7
Consumer Discretionary	12.5
Utilities	5.1
Consumer Staples	4.7
Materials	4.6
Real Estate	4.3
Communication Services	2.8
Energy	2.4
Investment Companies	1.4
Other net assets	(0.2)
Total	100.0%

SMID Cap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Industrials	17.0%
Health Care	16.0
Financials	15.0
Information Technology	14.4
Consumer Discretionary	12.5
Real Estate	5.9
Materials	5.5
Consumer Staples	3.9
Utilities	3.0
Communication Services	2.7
Investment Companies	1.9
Energy	1.8
Other net assets	0.4
Total	100.0%

Continued	75

Supplementary Information (Unaudited)	December 31, 2021

Tabular Summary of Schedules of Portfolio Investments: (continued)

BTW Balanced Fund
Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	22.3%
U.S. Government & U.S. Government Agency Obligations	19.0
Health Care	11.6
Financials	10.4
Consumer Discretionary	8.3
Industrials	8.3
Communication Services	8.0
Consumer Staples	4.2
Materials	2.6
Energy	1.8
Utilities	1.6
Investment Companies	1.1
Municipal Bonds	0.5
Other net assets	0.3
Total	100.0%

BTW Equity Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	28.4%
Financials	15.0
Health Care	13.9
Consumer Discretionary	10.3
Industrials	10.1
Communication Services	9.2
Consumer Staples	5.9
Energy	2.6
Materials	2.5
Utilities	1.3
Investment Companies	0.8
Other net assets	0.0
Total	100.0%

BTW Midcap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Information Technology	18.8%
Industrials	16.4
Financials	15.5
Health Care	12.9
Consumer Discretionary	11.5
Utilities	5.4
Real Estate	4.9
Materials	4.6
Consumer Staples	3.7
Communication Services	2.7
Energy	2.4
Investment Companies	1.2
Other net assets	0.0
Total	100.0%

BTW SMID Cap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Industrials	19.3%
Information Technology	15.3
Health Care	15.0
Financials	14.7
Consumer Discretionary	12.4
Real Estate	6.9
Materials	5.5
Consumer Staples	3.9
Investment Companies	3.8
Communication Services	3.2
Other net assets	0.0
Total	100.0%

BTW Small Cap Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Industrials	17.5%
Health Care	17.4
Information Technology	15.1
Financials	14.8
Consumer Discretionary	13.2
Consumer Staples	4.5
Utilities	4.4
Materials	4.2
Real Estate	3.2
Investment Companies	2.8
Energy	2.2
Communication Services	0.8
Other net assets	(0.1)
Total	100.0%

BTW International Equity Fund

Percentage of
Security Allocation for the Schedule of Portfolio Investments	Total Net Assets
Japan	20.0%
United Kingdom	12.0
France	10.3
Canada	10.1
Switzerland	9.3
Germany	7.7
Australia	5.9
Netherlands	4.6
Sweden	3.3
Denmark	2.6
Hong Kong	2.4
Ireland	1.8
Spain	1.8
Israel	1.5
Italy	1.3
Singapore	1.1
United States	1.0
Norway	0.9
Luxembourg	0.9
Finland	0.7
Belgium	0.6
Other net assets	0.2
Total	100.0%

76	Continued

Supplementary Information (Unaudited)	December 31, 2021

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http:// www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) online at https://www. bostontrustwalden.com/investment-services/mutual-funds/; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter with the SEC on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter is available on the SEC’s website at http://www.sec.gov. The Funds’ Schedules of Portfolio Investments will be available no later than 60 days after each period end, without charge, online at https://www. bostontrustwalden.com/investment-services/mutual-funds/.

Continued	77

Investment Adviser Contract Approval (Unaudited)	December 31, 2021

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Walden Inc (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Walden Balanced Fund, Boston Trust Walden Equity Fund, Boston Trust Walden Midcap Fund, Boston Trust Walden SMID Cap Fund, Boston Trust Walden Small Cap Fund, and Boston Trust Walden International Equity Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board of Boston Trust Walden Funds (the “Trust”), including a majority of the Board who are not “interested persons” of the Trust or of the Adviser. It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on August 25, 2021. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on August 25, 2021, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations.

The Board carefully considered the nature, extent and quality of the services provided by the Adviser. The Board discussed the organizational structure of Adviser and its investment philosophy, portfolio construction process and fixed income approach. The Board discussed the Adviser’s approach to sustainable, responsible and impact investing, including its environmental, social and governance research framework and its portfolio screening guidelines. The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of the Adviser and its parent, Boston Trust Walden Company (“Boston Trust”). The Board addressed the Adviser’s brokerage allocation and execution strategy, noting that the Adviser does not take into consideration sales of Fund shares in selecting brokers through which its affects Fund portfolio transactions. The Board also discussed the Adviser’s compliance program, business continuity and disaster recovery plans, succession planning and employee ownership. Considering the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Next, the Board reviewed the performance of the Funds from inception through June 30, 2021, comparing the performance to various indices and, in the case of the Boston Trust Asset Management Fund and the Walden Balanced Fund, to a bond index, equity index and Treasury bills. The Board noted that as of June 30, 2021, while each Fund outperformed the index and its peer group at various times for the Year-to-Date, 1-year, 3-year, 5-year and Since Inception periods, each Fund generally performed in line with its peer group during the same periods. The Board noted that while the Funds underperformed their benchmarks at various times, performance was consistent with the long-term performance pattern of each Fund’s investment style, as they participated in rising markets and outperformed in falling markets. The Board noted that this downside protection is consistent with the Adviser’s strategy and is routinely communicated to clients and investors. The Board also noted that during a rising market lasting over a decade, the Funds have consistently adhered to a lower risk, higher quality strategy.

The Board noted that the advisory fees for each Fund are within the range of their peer groups. The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/or reimburse expenses to the extent total operating expenses exceed 0.75% for the Boston Trust SMID Cap Fund, 1.10% for the Boston Trust Walden International Equity Fund and 1.00% for all the other Funds.

Turning to total operating expenses, the Board discussed the components of the Funds’ expense ratios and the services and value shareholders receive in exchange for the fees paid and expense borne by the Funds. The Board noted that the expense ratios for all the Funds were within the range of total operating expenses of the funds in the peer groups. After considering the comparative data as described above, and the Expense Limitation Agreement that was previously renewed by the Board at its February 23, 2021 meeting, the Board concluded that the advisory fees and expense ratios were reasonable.

Investment Adviser Contract Approval (Unaudited)	December 31, 2021

In reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s income statement for the 12-months ended December 31, 2020 and the six-months ended June 30, 2021, as well as the gross and net profit margins realized on each Fund. The Board noted that the Adviser is a wholly-owned subsidiary of Boston Trust and the payment of direct and indirect Trust expenses is governed by an Intercompany Services Agreement between the Adviser and Boston Trust. The Board noted that the Adviser’s relationship with the Funds was profitable even though the Adviser is operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by the Adviser for services provided to the Funds, which are reduced by amounts paid for sub-custody agency services.

Information about Trustees and Officers (Unaudited)	December 31, 2021

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, years of birth and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.bostontrustwalden.com.

					Other
				Number of Funds	Directorships
	Position(s)	Term of Office*		in Fund Complex	Held by Trustee
Name, Address,	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
and Year of Birth	the Funds	Time Served	During Past Five Years	Trustee***	five years

INTERESTED TRUSTEES**

Lucia B. Santini One Beacon Street Boston, MA 02108 Year of Birth: 1958	Trustee and President	Since 2011	President, Boston Trust Walden Inc., January 2017 to present, Managing Director, February, 2001 to December 31, 2016; Managing Director and Senior Portfolio Manager, Boston Trust Walden Company (bank trust company), November 1993 to present.	10	None

Heidi Soumerai One Beacon Street Boston, MA 02108 Year of Birth: 1957	Trustee	Since 2013	Managing Director and Director of ESG Research, Boston Trust Walden Company, August 2004 to present; Research Analyst, Boston Trust Walden Company, January 1985 to December 2021.	10	None

INDEPENDENT TRUSTEES

Diane E. Armstrong**** One Beacon Street Boston, MA 02108 Year of Birth: 1964	Trustee and Chairperson of the Board	Since 2005; Chairperson since 2021	Advisor, Investment Partners (financial planning firm), January 2018 to present; President, Armstrong Financial Services (financial planning firm), November 2012 to present.	10	None

Louis G. Hutt,Jr. One Beacon Street Boston, MA 02108 Year of Birth: 1954	Trustee	Since August 2021	Chief Executive Officer, The Hutt Company, Certified Public Accountants,LLC,February 1982 to Present;Chief Executive Officer ,The Hutt Law Firm, January 1983 to present	10	Brown Capital Management Mutual Fund,(2014 - Present);SFS Series Trust,(2020- Present)

Elizabeth E. McGeveran One Beacon Street Boston, MA 02108 Year of Birth: 1971	Trustee	Since 2016	Head of Investments, The McKnight Foundation, September 2014 to present.	10	None

Dina A Tantra One Beacon Street Boston, MA 02108 Year of Birth: 1969	Trustee	Since August 2021	Co-Chief Executive Officer Global Rhino LLC (Consulting Firm),October 2018 to present ; Chief Strategy Officer, CCO Technology, LLC (Consulting and technology Firm), February 2019 to present ;Executive Vice President,Ultimus Fund Solutions (fund administrator),August 2017 -September 2018 ; Managing Director, Foreside Financial Services,LLC July 2016-August 2017	10	Thornburg Income Builder opportunities Trust, October (2020- Present);Adviser Investment Trust (2012-2017)

Michael M. Van Buskirk One Beacon Street Boston, MA 02108 Year of Birth: 1947	Trustee	Since 1992; Chairperson (2006 - 2021)	Retired since 2014.	10	Advisers Investment Trust (2011 to present) (Chairman of the Board)

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis One Beacon Street Boston, MA 02108 Year of Birth: 1972	Treasurer	Since 2011	Director of Finance/Treasurer, Boston Trust Walden Company, May 2011 to present.	N/A	N/A

Information about Trustees and Officers (Unaudited)	December 31, 2021

Curtis Barnes***** 4400 Easton Commons Suite 200 Columbus, OH 43219 Year of Birth: 1953	Secretary	Since 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), August 2007 to present.	N/A	N/A

Amy E. Siefer 4400 Easton Commons Suite 200 Columbus, OH 43219 Year of Birth: 1977	Chief Compliance Officer and AML Officer	Since 2018	Vice President, Citi Fund Services Ohio, Inc. (fund administrator), May 2012 to present.	N/A	N/A

*	Trustees and officers hold their position until resignation or removal.

**	Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Walden Inc., the Funds’ investment adviser.

***	The “Fund Complex” consists of the Boston Trust Walden Funds.

****	Appointed Chairperson of the Board as of December 3, 2021.

*****	Mr. Barnes resigned from the position of Secretary on December 31 2021.

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Investment Adviser

Boston Trust Walden Inc.

One Beacon Street

Boston, MA 02108

Transfer Agent

Boston Trust Walden Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance.

Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

02/22

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Diane Armstrong and Louis G. Hutt Jr. and both are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		December 2021	December 2020
(a)	Audit Fees	$101,100	$101,100

(b)	Audit-Related Fees	$17,220	$17,220

The fees for 2020 and 2021 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

		December 2021	December 2020
(c)	Tax Fees	$30,000	$33,000

Tax fees for both 2020 and 2021 relate to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		December 2021	December 2020
(d)	All Other Fees	$0	$0

(e)(1)	The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)	For the fiscal years ended December 31, 2021 and 2020, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)	Not applicable.

(g)

For the fiscal year ended December 31, 2021, Cohen Fund Audit Services, Ltd. billed non-audit fees of $47,220.

For the fiscal year ended December 31, 2020, Cohen Fund Audit Services, Ltd. billed non-audit fees of $50,220.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Boston Trust Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	March 9, 2022

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	March 9, 2022